SCHEDULES


                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 2.2

                             Excluded Real Property

The Real Property located at 4935 Berlinder Road, Westwood, Kansas.


                        Excluded Real Property Interests

Any interests (either owned or leased) in the Excluded Real Property and all buildings, structures, improvements thereon and appurtenances thereto.

                       Excluded Tangible Personal Property

All tangible personal property located at the KCFX Studio and Office Space at 5800 Foxridge Drive, Kansas City, Missouri which is identified on the attached list "Sinclair Assets to be Retained by Seller" and labeled "Attachment 1."

                Exceptions to Excluded Tangible Personal Property

All Tangible Personal Property which is identified on the attached list "KCMO AM & FM Assets Located at Studio to be Transferred to Buyer" and labeled "Attachment 2."

                            Asset Purchase Agreement
                               Dated May 11, 2000
                   Among Sinclair Communications, Inc., et. al
                        and Entercom Communications Corp.

                          Attachment 1 to Schedule 2.2


                    SINCLAIR ASSETS TO BE RETAINED BY SELLER



------------------- -------------------- -----------------------------------------------------------------------------
     Station             Location                                    Description/Model
------------------- -------------------- -----------------------------------------------------------------------------
     Station             Location                                    Satellite Equipment
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Building Roof        6' KU Satellite Dish for Receiving KXTR Programming
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Comstream ABR-200 Satellite Receiver - KXTR Prog.
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Arrakis AVCR digital Audio Workstation for Delay
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Spare Arrakis AVCR Digital Audio Workstation
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Comstream ABR-700 Satellite Receiver
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Spare Comstream ABR-700 Satellite Receiver
------------------- -------------------- -----------------------------------------------------------------------------
                                                          Studio Transmitter Links/Audio Processing
------------------- -------------------- -----------------------------------------------------------------------------
                    Building Roof        Mark 4' STL Dish (Spare)
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Harris CD LINK - Digital STL - 949.00 Mhz
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Orban 8200 Optimod Audio Processing
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       DBX 160A Mono Compressor Limiter - Mic Processor
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Master Control       Aphex 320A Compellor - Stereo Processor
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Storage              Orban 8100 Optimed Audio Processing (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Storage              Mosley PCL-606 STL-9452.50 Mhz??(Freq. has been changed for KXTR)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
KQRC                Master Control       Harris CD LINK - Digital STL - 946.00 Mhz
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Master Control       Orban 8200 Optimod Audio Processing
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Master Control       DBX 160A Mono Compressor Limiter - Mic Processing
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Master Control       DBX 3215 Stereo Graphic Equalizer - Mic Processing
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Master Control       Aphex 320A Compellor - Stereo Processor
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Storage              Orban 8100 Optimod Audio Processing (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Storage              Mosley DSP-6000E Digital Encoder (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Storage              Mosley DSP-6000E Digital Decoder (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Storage              Mosley PCL-606 STL-946.00 Mzh (Backup)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
KCIY                Master Control       Harris CD LINK - Digital STl - 950.00 Mhz
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Master Control       Orban 8200 Optimod Audio Processing
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Master Control       DBX 160A Mono Compressor Limiter - Mic Processing
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Master Control       DBX 3215 Stereo Graphic Equalizer - Mic Processing
------------------- -------------------- -----------------------------------------------------------------------------


------------------- -------------------- -----------------------------------------------------------------------------
     Station             Location                              Description/Model
------------------- -------------------- -----------------------------------------------------------------------------

KCIY                Master Control       Aphex 320A Compellor - Stereo Processor
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Storage              Orban 8100 Optimod Audio Processing (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Storage              Mosley DSP-6000E Digital Encoder (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Storage              Mosley DSP-6000E Digital Decoder (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Storage              Mosley PCL-606 STL-950.00 Mzh (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
                                                                           Vehicles
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Parking Lot          Rock Van - Van comes complete with all
                                         associated broadcast equipment except
                                         for the RPU on 450.9125 Mhz and the
                                         associated RF power amp.
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Parking Lot          Rock Van (also referred to as the Pepsi
                                         Van) - Van comes complete with all
                                         associated broadcast equipment except
                                         for the portable RPU transmitter on
                                         450.9125 Mhz.
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Parking Lot          KCIY Remote Van - Unit comes complete
                                         with all equipment including a Wilbert
                                         Mast (and associated hardware) that
                                         hasn't been installed yet.
------------------- -------------------- -----------------------------------------------------------------------------
                                                                RPU & Remote Control Equipment
------------------- -------------------- -----------------------------------------------------------------------------
All                 Storage              Marti SRPT-40 Frequency Agile Marti Transmitter (Not Working)
------------------- -------------------- -----------------------------------------------------------------------------
All                 Storage              Marti SR-10 Frequency Agile Marti Receiver (Not Working)
------------------- -------------------- -----------------------------------------------------------------------------
?                   Storage              Burke ARC-16 Remote Control - Studio Chassis (Unknown Condition)
------------------- -------------------- -----------------------------------------------------------------------------
?                   Storage              Mosley MRC-16 Remote Control (the other end of this unit is at KXTR trans)
------------------- -------------------- -----------------------------------------------------------------------------
KCIY                Transmitter Site     All equipment located at transmitter site including but not limited to the following:  BE transmitter, Collins Backup transmitter, STL Main and Backup
                                         Receive equipment, Burke Remote Control, Main and backup transmission lines, STL receive lines & dishes, Main and Aux. transmit antennas, Antenna transfer switches, Dummy load, Monitoring Equipment including Modulation
                                         Monitors, Antenna Deicer Controls, and Spare Parts associated with above equipment.
------------------- -------------------- -----------------------------------------------------------------------------
KQRC                Transmitter Site     All equipment located at Transmitter Site including but not limited to the following:  Two Continental FM transmitters, STL Main and Backup receive equipment, Remote Control System, Main and Backup shared transmission lines, Shared combiner system, STL receive line & Dish, Shared Main and
                                         Auxiliary transmit antennas, Antenna transfer switches, Dummy load,
                                         Monitoring Equipment including Modulation Monitors, Antenna Deicer
                                         Controls, and Spare parts associated with above equipment.
------------------- -------------------- -----------------------------------------------------------------------------

------------------- -------------------- -----------------------------------------------------------------------------
     Station             Location                              Description/Model
------------------- -------------------- -----------------------------------------------------------------------------
------------------- -------------------- -----------------------------------------------------------------------------
KXTR                Transmitter Site     All equipment located at transmitter site including but not limited to the following:  Harris 25K FM transmitter, FM transmission line, 10 Bay ERI FM antenna, STL Line & Dish, STL CD LINK Receiver, Burke remote control,
                                         Modulation monitor and other monitoring equipment, Filter traps for other
                                         FM's, Backup Mosley PLC-606 STL receiver, Backup Mosley MRC-16 Remote
                                         Control, Antenna Deicer Controls, and Spare parts.
------------------- -------------------- -----------------------------------------------------------------------------
                                                                        Miscellaneous
------------------- -------------------- -----------------------------------------------------------------------------
Unknown             Storage              Two - New Radio Design Labs ACM-2 Noise Monitors (Never Installed)
------------------- -------------------- -----------------------------------------------------------------------------
All                 Unknown              IFR Spectrum Analyzer (Test Equipment)
------------------- -------------------- -----------------------------------------------------------------------------

                            Asset Purchase Agreement
                               Dated May 11, 2000
                   Among Sinclair Communications, Inc., et. al
                        and Entercom Communications Corp.

                          Attachment 2 to Schedule 2.2


                      KCMO-AM & FM ASSETS LOCATED AT STUDIO
                           TO BE TRANSFERRED TO BUYER

------------------- -------------------- -----------------------------------------------------------------------------
   Station            Location                                      Description/Model
------------------- -------------------- -----------------------------------------------------------------------------
                                                                    Satellite Equipment
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             TOC                  Currently all ABC Satellite programming carried on KCMO-AM and FM is received off the ABC network via SEDAT cards installed in a Scientific
                                         Atlanta satellite receiver.  Sinclair owns two Scientific Atlanta receivers but will need to obtain at least another SEDAT card and probably a remote switching unit.  ABC is currently upgrading their satellite distribution system to use a new Starguide II receiver.  We have received one to date and by close may receive more slated for KCMO-AM.  Any receivers slated for
                                         KCMO will be provided.
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             TOC                  See KCMO-AM Explanation
------------------- -------------------- -----------------------------------------------------------------------------
                                                          Studio Transmitter Links/Audio Processing
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Master Control       CRL APP-400 Audio Processor - Limiter before STL transmitter
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Master Control       CRL APP-400 Audio Processor - Limiter before phone line to transmitter
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Master Control       Marti STL Transmitter - 948.50 Mhz. - From studio to Ch. 5 Tower
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Ch5 Tower            Marti STL Receiver - 948.50 Mhz. - Receive STL from Studio
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Ch5 Tower            Marti STL Transmitter - 951.00 Mhz. - From Ch. 5 Tower to KCMO-AM Tower
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             Master Control       Mosley PCL-606 STL Transmitter - 947.00 Mhz
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             Master Control       Orban 8200 ST Studio Chassis
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             Master Control       Mosley DSP-6000E Digital Encoder
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             Master Control       Mosley PCL-505 STL Transmitter - 947.00 Mhz - (Backup)
------------------- -------------------- -----------------------------------------------------------------------------
                                                                           Vehicles
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Parking Lot          KCMO-AM Van - Van comes complete with
                                         all associated electronics except for
                                         RPU transmit equipment and associated
                                         RF amplifier.
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             Parking Lot          KCMO-FM Van - Van comes complete with
                                         all associated electronics except for
                                         RPU transmit equipment and associated
                                         RF amplifier.
------------------- -------------------- -----------------------------------------------------------------------------



------------------- -------------------- -----------------------------------------------------------------------------
   Station            Location                                      Description/Model
------------------- -------------------- -----------------------------------------------------------------------------
                                                                   Remote Control Equipment
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Studio               Burke ARC-16 Remote Control System - Studio Chassis
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             Transmitter          Gentner Dial-up Remote Control System located at Transmitter
------------------- -------------------- -----------------------------------------------------------------------------
                                                                      Transmitter Sites
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-AM             Transmitter Site     All equipment located at transmitter site including but not limited to the following:  Nautel AM transmitter, Back-up transmitter, STL Receiver, STL
                                         Dish & Receive Line, Burke Remote Control, Four towers, 4 Tower Phasor, 4
                                         Antenna Tuning Units, Switching equipment for pattern and transmitter changes, Main and Backup Audio Processors, Monitoring Equipment including
                                         Modulation Monitors, Spare Parts associated with transmission equipment and one Potomac Instruments Model FIM-41
------------------- -------------------- -----------------------------------------------------------------------------
KCMO-FM             Transmitter Site     All equipment located at transmitter site including but not limited to the following:  Two Continental FM transmitters, STL Main and Backup receive equipment, Remote Control System, Main and Backup shared transmission lines, Shared combiner system, STL receive line & Dish, Shared Main and
                                         Auxiliary transmit antenna, Antenna transfer switches, Dummy load,
                                         Monitoring Equipment including Modulation Monitors, Antenna Deicer
                                         Controls, and spare parts associated with above equipment.
------------------- -------------------- -----------------------------------------------------------------------------

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.1

                                I. Good Standing

                                     Sellers

---------------------------------------- -------------------------------------- --------------------------------------
Company                                  State of Organization                  States of Qualification
---------------------------------------- -------------------------------------- --------------------------------------
Entercom Communications Corp.            Pennsylvania                           CA, FL, MO, OR, KS, WA
---------------------------------------- -------------------------------------- --------------------------------------
Entercom Kansas City, LLC                Delaware                               KS, MO
---------------------------------------- -------------------------------------- --------------------------------------
Entercom Kansas City License, LLC        Delaware                               N/A
---------------------------------------- -------------------------------------- --------------------------------------

                                Sinclair Sellers

---------------------------------------- -------------------------------------- --------------------------------------
Company                                  State of Organization                  States of Qualification
---------------------------------------- -------------------------------------- --------------------------------------
Sinclair Communications Inc.             Maryland                               IL, NY, TN, OH, NC, MO, KY, TX
---------------------------------------- -------------------------------------- --------------------------------------
Sinclair Media III, Inc.                 Maryland                               MO
---------------------------------------- -------------------------------------- --------------------------------------
Sinclair Kansas City Licensee, LLC       Maryland                               N/A
---------------------------------------- -------------------------------------- --------------------------------------

                               II. Joint Ventures

                                     Sellers

1. The use of certain transmitter equipment and assets at 2800 Wallace Street, Kansas City, Missouri, is shared with Entercom Kansas City, d/b/a KUDL-FM, successor in interest to Shamrock Broadcasting, Inc., pursuant to that certain KUDL/KCFX Shared Property Agreement dated June 8, 1990. (The Shared Property Agreement will be terminated at Closing and replaced with a new Shared Property Agreement between Entercom Kansas City d/b/a KUDL-FM and Buyer d/b/a KCFX-FM.)

2. The use of the antenna at 125 East 31st Street, Kansas City, Missouri, is shared with Sinclair Radio Kansas City, LLC, d/b/a KQRC, successor in interest to Wodlinger Broadcasting Co., pursuant to that certain Antenna Lease dated August 13, 1987.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.3

                                    Consents


The consent of the Board of Directors of Entercom and the sole member of each of Entercom Kansas City and Entercom Kansas City License.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.4

                                  FCC Licenses

                   Sinclair Radio of Kansas City Licensee, LLC
                                    KCFX(FM)


---------------------------------------- ------------------------------------------ ----------------------------------
                License                           File No./ Call Letters                     Expiration Date
---------------------------------------- ------------------------------------------ ----------------------------------
         Main Station License                          BLH-900917KC                             02/01/05

---------------------------------------- ------------------------------------------ ----------------------------------
           Auxiliary Antenna                           BLH-930212KB                             02/01/05

---------------------------------------- ------------------------------------------ ----------------------------------
     Aural Studio Transmitter Link                        WGZ-620                               02/01/05
         (Broadcast Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------
             Remote Pickup                                KIA-666                               02/01/05
         (Broadcast Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------
             Remote Pickup                                KQ-5580                               02/01/05
         (Broadcast Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------


                        Entercom Kansas City License, LLC
                                    KCMO(AM)

---------------------------------------- ------------------------------------------ ----------------------------------
                License                            File No./Call Letters                     Expiration Date
---------------------------------------- ------------------------------------------ ----------------------------------
         Main Station License                          BML-850906AD                             02/01/05

---------------------------------------- ------------------------------------------ ----------------------------------
    R/P Automatic Relay (Broadcast                        KKN-754                               02/01/05
              Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------
               R/P Base                                   KQB-261                               02/01/05
         (Broadcast Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------
               Aural STL                                  WGR-813                               02/01/05
         (Broadcast Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------
               Aural STL                                  WGR-814                               02/01/05
         (Broadcast Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------




                        Entercom Kansas City License, LLC
                                    KCMO(FM)
---------------------------------------- ------------------------------------------ ----------------------------------
                License                            File No./Call Letters                     Expiration Date
---------------------------------------- ------------------------------------------ ----------------------------------
         Main Station License                         BLH-19990714KA                            02/01/05

---------------------------------------- ------------------------------------------ ----------------------------------
               Aural STL                                  WCX-429                               02/01/05
         (Broadcast Auxiliary)
---------------------------------------- ------------------------------------------ ----------------------------------


                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.5

                                I. Real Property

KCFX(FM)
--------

         Owned
         -----

         None.

         Leased
         ------

         1. KCFX-FM Building and Tower Space - 2800 Wallace Street, Kansas City, Missouri, pursuant to Lease Agreement dated June 25, 1990 by and between Olympia Communications Corporation and KCFX Radio, Inc., assigned to WSTR, Inc. (n/k/a Sinclair Media III, Inc.). This lease will be terminated at Closing and replaced with the Lease in accordance with the Agreement. (Note: see related Shared Property Agreement listed on Schedule 3.1.)

         2. Studio & Office Space - 5800 Foxridge Drive, Kansas City, Missouri, pursuant to Lease Agreement dated November 10, 1997 by and between Marley Associates and KCFX-FM, Inc., assigned to WSTR, Inc. (n/k/a Sinclair Media III, Inc.).*


KCMO(AM/FM)
-----------


         Owned
         -----

         1. KCMO(AM) Transmitter Site - Approximately 80 acres of land located at 12416 North Eastern Road, Kansas City, Missouri, pursuant to Missouri Special Warranty Deed dated October 3, 1997 by and between Kanza, Inc. and Entercom.*

         Leased
         ------

         1. Antenna Space - 125 East 31st Street, Kansas City, Missouri, pursuant to Antenna Lease dated August 13, 1987 by and between Entercom Kansas City, LLC, successor in interest to Pacific and Southern Company, Inc., and Sinclair Radio Kansas City,

              LLC, successor in interest to Wodlinger Broadcasting Co.*

         2. Antenna Space - 125 East 31st Street, Kansas City, Missouri, pursuant to Tower Agreement dated June 21, 1983 by and between Meredith Corporation and Entercom Kansas City License, LLC, successor in interest to Fairbanks Broadcasting Company of Kansas City, Inc. (Note: Lease must be assigned to the holder of the FCC license.)*

-----------------------------

*Represents a Material Contract

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                            Schedule 3.5 (continued)

            II. Real Property - Exceptions to Title and Encumbrances

 1. All liens, encumbrances and restrictions listed in Chicago Title Insurance Policy 26-908-106-9720684 dated October 6, 1997 relating to the KCMO(AM) Transmitter Site at 12416 Northeastern Road, Kansas City, Missouri.

2. All liens on leasehold interests existing pursuant to the Credit Agreement dated as of December 16, 1999 by and among Entercom Radio LLC, Entercom, Banc of America Securities LLC, as the Lead Arranger and Book Manager, Key Corporate Capital Inc., as the Administrative Agent and Co-Documentation Agent, Bank of America, N.A., as the Syndication Agent and Co-Documentation Agent, and the other financial institutions a party thereto. These liens will be removed in connection with the Closing.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.6

        Tangible Personal Property - Exceptions to Title and Encumbrances

KCFX(FM)
--------

The use of certain transmitter equipment and assets at 2800 Wallace Street, Kansas City, Missouri, is shared with Entercom Kansas City, d/b/a KUDL-FM, successor in interest to Shamrock Broadcasting, Inc., pursuant to that certain KUDL/KCFX Shared Property Agreement dated June 8, 1990. (The Shared Property Agreement will be terminated at Closing and replaced with a new Shared Property Agreement between Entercom Kansas City d/b/a KUDL-FM and Buyer d/b/a KCFX-FM.)

KCMO(AM/FM)
-----------

All liens existing pursuant to the Credit Agreement dated as of December 16, 1999 by and among Entercom Radio LLC, Entercom, Banc of America Securities LLC, as the Lead Arranger and Book Manager, Key Corporate Capital Inc., as the Administrative Agent and Co-Documentation Agent, Bank of America, N.A., as the Syndication Agent and Co-Documentation Agent, and the other financial institutions a party thereto. These liens will be removed in connection with the Closing.

                            Asset Purchase Agreement
                               Dated May 11, 2000
                   Among Entercom Communications Corp., et. al
                           and Susquehanna Radio Corp.

                                  Schedule 3.7

                              Contracts and Leases

                         I. General Contracts and Leases

KCFX(FM)
--------

-------------------------------------------------------------------------------- ------------------ ------------------
Contract                                                                         Date                    Consent
                                                                                                        Required
-------------------------------------------------------------------------------- ------------------ ------------------
Aircraft Music Library Annual Renewal Licensing Agreement (KCFX(FM) portion of        7/7/99               No
contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Aircraft Production Libraries Synchronization Agreement (KCFX(FM) portion of          8/1/95               No
contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Arbitron Company Supplementary Services License Agreement (KCFX(FM) portion of       11/12/98              No
contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Arbitron Company Supplementary Services License Agreement (KCFX(FM) portion of        1/22/99              No
contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Arbitron Radio Listening Estimates Station License Agreement to Receive and
11/12/98 Yes Use (KCFX(FM) portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
ASCAP Local Station Blanket Radio License                                             9/25/98              No
-------------------------------------------------------------------------------- ------------------ ------------------
BMI Single Station Radio Blanket License Agreement                                    5/4/98               No
-------------------------------------------------------------------------------- ------------------ ------------------
Brown Bag Productions Money Music Library Extension of License Agreement              5/16/97              No
-------------------------------------------------------------------------------- ------------------ ------------------
Brown Bag Productions Redline Music Library License Agreement                         5/16/97              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
DCS Sale and Licensing Agreement (KCFX(FM) portion of contract will need to be        5/24/96              Yes
divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
DCS System Support Agreement (KCFX(FM) portion of contract will need to be            5/24/96              No
divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
I-35/435 Mini Storage Rental Contract                                                 3/2/94               Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Interep National Radio Sales Representation Agreement                                 6/29/98              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Kansas City Self-Service Storage Facility Lease                                        1998                No
-------------------------------------------------------------------------------- ------------------ ------------------
*Kansas City Chiefs Football Club, Inc. Radio Broadcast Agreement                     1/25/99              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Kansas City Chiefs Golden Circle Suite Lease Addendum to Sponsorship Agreement        4/6/99               Yes
-------------------------------------------------------------------------------- ------------------ ------------------

-------------------------------------------------------------------------------- ------------------ ------------------
Contract                                                                         Date                    Consent
                                                                                                        Required
-------------------------------------------------------------------------------- ------------------ ------------------
-------------------------------------------------------------------------------- ------------------ ------------------
*Kansas City Chiefs Radio Broadcasting Agreement                                      1/25/99              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
*Kansas City Chiefs Sports Marketing Partnership                                      4/6/99               No
-------------------------------------------------------------------------------- ------------------ ------------------
kansascity.com 1999 Affiliate Agreement                                               4/6/99               No
-------------------------------------------------------------------------------- ------------------ ------------------
Learfield Communications, Inc. Agreement                                              5/5/97               Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Lindsay Shannon Blues Show Letter Agreement                                           7/8/99               No
-------------------------------------------------------------------------------- ------------------ ------------------
Marketron Act II Software License Agreement with Addendum (KCFX(FM) portion of        2/10/97              Yes
contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Maxagrid International Pricing Structure Agreement                                    5/9/96               No
-------------------------------------------------------------------------------- ------------------ ------------------
Media Audit Subscriber Agreement (KCFX(FM) portion of contract will need to be        2/18/99              No
divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Metro Traffic Control Agreement (KCFX(FM) portion of contract will need to be         2/21/96              No
divided) (1) (2)
-------------------------------------------------------------------------------- ------------------ ------------------
Midcom, Inc. NFL Radio Broadcast Cooperative Agreement                                5/1/99               Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Modern Business Systems Agreement (KCFX(FM) portion of contract will need to          9/20/95              No
be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Music Libraries Renewal Agreement - AM/FM Radio Networks License Agreement            4/16/99              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
PageCall 2nd Amendment (KCFX(FM) portion of contract will need to be divided)         5/26/89              No
(1)
-------------------------------------------------------------------------------- ------------------ ------------------
PageCall Amendment (KCFX(FM) portion of contract will need to be divided) (1)         2/17/89              No
-------------------------------------------------------------------------------- ------------------ ------------------
PageCall Assignment and Assumption of Contract                                       10/17/89              No
-------------------------------------------------------------------------------- ------------------ ------------------
Pitney Bowes Credit Corporation Lease                                                 7/22/96              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Postage Meter Rental Agreement                                                        6/26/85              No
-------------------------------------------------------------------------------- ------------------ ------------------
Radio Today Bill St. James Licensing Agreement                                        3/1/94               No
-------------------------------------------------------------------------------- ------------------ ------------------
RCS Software Products Schedule                                                        1/10/93              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Robert Michelson, Inc. Agreement                                                      3/5/99               No
-------------------------------------------------------------------------------- ------------------ ------------------
SCA Promotions, Inc. Contingent Prize Indemnification Contract                        7/31/99              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
SCA Promotions, Inc. Contingent Prize Indemnification Contract (KCFX(FM)              8/2/99               Yes
portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
SESAC, Inc. Radio Broadcasting Performance License                                    3/17/98              No
-------------------------------------------------------------------------------- ------------------ ------------------
Starcom Field Marketing Services Radio Station Agreement (KCFX(FM) portion of         7/15/99              No
contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Strata Marketing Software Agreement (KCFX(FM) portion of contract will need to        3/24/99              Yes
be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Toby Arnold & Associates, Inc. Licensing Agreement                                    6/17/98              Yes
-------------------------------------------------------------------------------- ------------------ ------------------
TRZ Sports Services for rights for the Kansas City Chiefs Letter of Agreement         7/7/99               No
-------------------------------------------------------------------------------- ------------------ ------------------

-------------------------------------------------------------------------------- ------------------ ------------------
Contract                                                                         Date                    Consent
                                                                                                        Required
-------------------------------------------------------------------------------- ------------------ ------------------
Wimmer-Hudson Research Services Agreement                                             6/7/99               No

-------------------------------------------------------------------------------- ------------------ ------------------
-------------------------------------------------------------------------------- ------------------ ------------------
Real Property Agreements
-------------------------------------------------------------------------------- ------------------ ------------------
*Lease Agreement by and between Marley Associates and KCFX-FM, Inc., assigned        11/10/87              No
to WSTR, Inc. (n/k/a Sinclair Media III, Inc.)
-------------------------------------------------------------------------------- ------------------ ------------------
Lease Agreement between Olympia Communications Corporation and KCFX Radio,            6/25/90              (3)
Inc., assigned to WSTR, Inc. (n/k/a Sinclair Media III, Inc.)
-------------------------------------------------------------------------------- ------------------ ------------------
KUDL/KCFX Shared Property Agreement                                                   6/8/90               (3)
-------------------------------------------------------------------------------- ------------------ ------------------

------------------

*Represents a Material Contract

(1) This contract covers stations that are not being transferred to Buyer. Buyer and Sellers agree to cooperate in good faith with the vendor of the contract so that Buyer and Sellers may share in the benefits and burdens of the contract as they apply to the station or stations owned by Buyer and Seller, respectively.

(2) A new contract is being finalized. Still operating under the terms of this contract.

(3) The lease and the Shared Property Agreement will be terminated at Closing and replaced with the Lease and a new Shared Property Agreement, respectively.

KCMO(AM/FM)
-----------

-------------------------------------------------------------------------------- ------------------ ------------------
Contract                                                                         Date                    Consent
                                                                                                        Required
-------------------------------------------------------------------------------- ------------------ ------------------
Associated Press Supplemental Software Agreement (AM) (KCMO(AM) portion of       2/1/98             No
contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Associated Press Membership Agreement for Radio and Attachment A (AM)            2/23/98            No
(KCMO(AM) portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Advantage Systems Agreement (KCMO(AM) portion of contract will need to be        8/2/99             No
divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
ASCAP Local Station Per Program Radio License                                    3/26/97            No

-------------------------------------------------------------------------------- ------------------ ------------------
ASCAP Local Blanket Radio License                                                3/27/97            No
-------------------------------------------------------------------------------- ------------------ ------------------
BMI Single Station Radio per Program License Agreement                           2/9/94 (2)         No
-------------------------------------------------------------------------------- ------------------ ------------------
BMI Single Station Radio Blanket License Agreement                               2/9/94 (2)         No
-------------------------------------------------------------------------------- ------------------ ------------------
CBS Radio Networks Affiliate Agreement                                           7/26/99            No
-------------------------------------------------------------------------------- ------------------ ------------------
Chancellor Broadcasting Co., Inc. Affiliation Agreement Amendment                3/98               No
-------------------------------------------------------------------------------- ------------------ ------------------
Cox Radio, Inc. Radio Program License Agreement - Clark Howard Show              4/1/99             No
-------------------------------------------------------------------------------- ------------------ ------------------
Jeff Davis Productions - Services Agreement                                      4/1/98             No
-------------------------------------------------------------------------------- ------------------ ------------------
Launch Radio Network                                                             1/25/00            No
-------------------------------------------------------------------------------- ------------------ ------------------
Premiere Radio Network - The Dr. Laura Schlessinger Fee Addendum to License      10/8/96            Unable to locate
Agreement                                                                                           original
                                                                                                    agreement
-------------------------------------------------------------------------------- ------------------ ------------------
Radio Broadcast Agreement (Kansas City Blades)                                   1/12/99            Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Amend to Radio Broadcast (Kansas City Blades)                                    10/5/99            Yes
-------------------------------------------------------------------------------- ------------------ ------------------
SESAC, Inc. Radio Broadcasting Performance License                               11/3/97            No
-------------------------------------------------------------------------------- ------------------ ------------------
SESAC Broadcasting 11/3/97 Performance License Amendment and Modification        11/3/97            No
Letter
-------------------------------------------------------------------------------- ------------------ ------------------
Tiger Network Agreement                                                          7/28/99            No
-------------------------------------------------------------------------------- ------------------ ------------------
Traffic Network Radio Affiliate Agreement                                        1/19/98            No
-------------------------------------------------------------------------------- ------------------ ------------------
The Michael Regan Show-License Agreement                                         12/16/94           No
-------------------------------------------------------------------------------- ------------------ ------------------
Weather Channel (KCMO(AM) portion of contract will need to be divided) (1)       10/23/97           No
-------------------------------------------------------------------------------- ------------------ ------------------
Stephen B. Williams - Audio Recordings                                           9/25/99            No
-------------------------------------------------------------------------------- ------------------ ------------------
ABC Radio Network:  Licensing Agreement for "The Double Gold Collection"         9/18/91            No
-------------------------------------------------------------------------------- ------------------ ------------------
AP Membership Agreement and Attachment A (FM)                                    2/23/98            No
-------------------------------------------------------------------------------- ------------------ ------------------

-------------------------------------------------------------------------------- ------------------ ------------------
Contract                                                                         Date                    Consent
                                                                                                        Required
-------------------------------------------------------------------------------- ------------------ ------------------
(KCMO(FM) portion of contract will need to be divided) (1)

-------------------------------------------------------------------------------- ------------------ ------------------
Broadcast Programming Contract Agreement                                         11/18/98           No
-------------------------------------------------------------------------------- ------------------ ------------------
Brown Bag Productions                                                            1/7/99             Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Brown Bag Productions - Smoke Music Library                                      1/7/99
-------------------------------------------------------------------------------- ------------------ ------------------
Brown Bag Productions - K-Earth                                                  1/7/99
-------------------------------------------------------------------------------- ------------------ ------------------
Don Buchwald & Associates, Inc. License Agreement                                10/23/97           No
-------------------------------------------------------------------------------- ------------------ ------------------
Film House, Inc. License Agreement                                               2/4/97             Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Film House, Inc. Addendum to License Agreement                                   10/8/98            Yes
-------------------------------------------------------------------------------- ------------------ ------------------
First Com License Agreement - Lease (KCMO(AM/FM) portion of contract will need   1/1/99             Yes
to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Jam Creative Productions, Inc.                                                   3/4/99             Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Missouri Broadcasters Association - Non-Commercial Sustaining Announcement       11/8/98 (3)        No
Program 1999 Agreement (AM)
-------------------------------------------------------------------------------- ------------------ ------------------
Powersound Productions                                                           8/1/99             No
-------------------------------------------------------------------------------- ------------------ ------------------
Patrick Programming Services                                                     8/26/99            No
-------------------------------------------------------------------------------- ------------------ ------------------
Radio Broadcasting, Inc. Good Times Oldies Web Page                              1/31/00            Yes
-------------------------------------------------------------------------------- ------------------ ------------------
Strata Marketing, Inc. Software Agreement (KCMO(AM/FM) portion of contract       12/3/97            Yes
will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
TFSnet, Inc. Internet Services Agreement (KCMO(AM/FM) portion of contract will   10/1/98 (2)        Yes
need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Tony Griffen Productions:  Broadcast Lease Agreement                             7/9/99             No
-------------------------------------------------------------------------------- ------------------ ------------------
Unistar:  Dick Clark's Rock, Roll & Remember                                     10/19/93 (3)       No
-------------------------------------------------------------------------------- ------------------ ------------------
Traffic Network Radio Affiliate Agreement and Addendum (AM and FM)               1/19/98            No
(KCMO(AM/FM) portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
The Arbitron Mapmaker License Agreement (KCMO(AM/FM) portion of contract will    8/1/99             No
need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
The Arbitron Company Supplementary Services ("Specials") Agreement               8/29/99            No
(KCMO(AM/FM) portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
The Arbitron Company Addendum to Mapmaker Supplement-                            8/29/99            No
ary Services Agreement (KCMO(AM/FM) portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Brown Bag Productions License Agreement for Rampage Music Library (KCMO(AM/FM)
4/1/97 Yes portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------
Killer Tracks Production Music:  Broadcast Blanket License                       1/6/99             Yes
-------------------------------------------------------------------------------- ------------------ ------------------
National Radio Sales Representation Agreement (KCMO(AM/FM) portion of contract   4/7/97             No
will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------

-------------------------------------------------------------------------------- ------------------ ------------------
Contract                                                                         Date                    Consent
                                                                                                        Required
-------------------------------------------------------------------------------- ------------------ ------------------
Custom Business Systems, Inc. License and Service Agreement (KCMO(AM/FM)         4/21/99            Yes
portion of contract will need to be divided) (1)
-------------------------------------------------------------------------------- ------------------ ------------------

Real Property Agreements
-------------------------------------------------------------------------------- ------------------ ------------------
*Antenna Lease between Entercom Kansas City, LLC, successor in interest to       8/13/87            No
Pacific and Southern Company, Inc., and Sinclair Radio Kansas City, LLC,
successor in interest to Wodlinger Broadcasting Co.
-------------------------------------------------------------------------------- ------------------ ------------------
*Tower Agreement between Meredith Corporation and Entercom Kansas City           6/20/83            No; provided
License, LLC, successor in interest to Fairbanks Broadcasting Company of                                --------
Kansas City, Inc.                                                                                   that the lease
                                                                                                    is assigned to
                                                                                                    the holder of
                                                                                                    the FCC license
                                                                                                    for KCMO(FM)
-------------------------------------------------------------------------------- ------------------ ------------------
*Missouri Special Warranty Deed between Kanza, Inc. and Entercom                 10/3/97            No
-------------------------------------------------------------------------------- ------------------ ------------------
Collective Bargaining Agreements
-------------------------------------------------------------------------------- ------------------ ------------------
American Federation of Television and Radio Artists (AFTRA) Agreement  -         9/29/01            (4)
Kansas City
-------------------------------------------------------------------------------- ------------------ ------------------
AFTRA Addendum: Kansas City Royals Baseball Network Addendum to AFTRA Agreement  9/29/01            (4)
-------------------------------------------------------------------------------- ------------------ ------------------
AFTRA Addendum:  Limited Letter of Adherence for Contributions to AFTRA Health   9/29/01            (4)
& Welfare Retirement Funds.
-------------------------------------------------------------------------------- ------------------ ------------------

-------------------------------

*Represents a Material Contract

(1) This contract covers stations that are not being transferred to Buyer. Buyer and Sellers agree to cooperate in good faith with the vendor of the contract so that Buyer and Sellers may share in the benefits and burdens of the contract as they apply to the station or stations owned by Buyer and Seller, respectively.

(2) A new contract is being finalized. Still operating under the terms of this contract.

(3)      Operating under terms of old contract.

(4) Buyer is not obligated to assume the Collective Bargaining Agreements listed above.

                            Asset Purchase Agreement
                               Dated May 11, 2000
                   Among Sinclair Communications, Inc., et. al
                        and Entercom Communications Corp.

                             Schedule 3.7 (continued)
                          (See Schedule 6.10 for Retention Agreements)

                            II. Employment Agreements


---------------------------------------- ---------------------------------------------------------- ------------------
             Employee Name                                         Title                             Effective Date
---------------------------------------- ---------------------------------------------------------- ------------------
                                                Employment Agreements
---------------------------------------- ---------------------------------------------------------- ------------------
Patrick Rosiello                         Vice President and General Manager                              2/28/97
---------------------------------------- ---------------------------------------------------------- ------------------
Chris Hoffman                            Director of Programming                                         3/3/99
---------------------------------------- ---------------------------------------------------------- ------------------
Mary Beth Johnston                       Account Executive (Sales Commission Plan)                       6/23/99
---------------------------------------- ---------------------------------------------------------- ------------------
Bobby Boatman                            Account Executive (Sales Commission Plan)                       8/23/99
---------------------------------------- ---------------------------------------------------------- ------------------
Joseph Fraas                             Account Executive (Sales Commission Plan)                       6/14/99
---------------------------------------- ---------------------------------------------------------- ------------------
Rebecca Muehlberger                      Account Executive (Sales Commission Plan)                       6/1/99
---------------------------------------- ---------------------------------------------------------- ------------------
Kathy Reeves                             Account Executive (Sales Commission Plan)                       6/29/95
---------------------------------------- ---------------------------------------------------------- ------------------
Sherri Luke                              Account Executive (Sales Commission Plan)                       11/2/98
----------------------------------------------------------------------------------------------------------------------
                                              On-Air Talent Agreements
----------------------------------------------------------------------------------------------------------------------
Dick Wilson                              On-Air Personality                                              8/30/01
---------------------------------------- ---------------------------------------------------------- ------------------
Chris Baker                              On-Air Personality                                              9/1/98
---------------------------------------- ---------------------------------------------------------- ------------------
Katie McGuckin                           On-Air Personality                                              9/20/99
---------------------------------------- ---------------------------------------------------------- ------------------
Michael Hervey                           On-Air Personality                                             10/14/94
---------------------------------------- ---------------------------------------------------------- ------------------
Bob Gretz                                Sports Director and Announcer                              7/26/99 -Renewal
                                                                                                       in process
---------------------------------------- ---------------------------------------------------------- ------------------
Mitch Holthus                            Play-by-Play Announcer                                         7/20/99 -
                                                                                                       Renewal in
                                                                                                         process
---------------------------------------- ---------------------------------------------------------- ------------------

                            Asset Purchase Agreement
                               Dated May 11, 2000
               Among Entercom Communications Corp. and Susquehanna


                            Schedule 3.7 (continued)


                        III. Trade/Receivables Agreements


KCFX(FM)
--------


The trade balance as of December 31, 1999 for KCFX(FM) has previously been delivered to Buyer.


KCMO(AM/FM)
-----------


The Trade/Receivables listing dated as of December 31, 1999 has previously been delivered to Buyer.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.8

                          Infringements on Intangibles

None.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.11

                                      Taxes


Sinclair Sellers
----------------
Certain radio stations that were acquired in 1998 did not properly file property tax returns to certain jurisdictions prior to the 1999 tax year. For the period beginning 1/1/99, all property tax returns were properly and timely filed in all appropriate jurisdictions. The tax liability related to these improperly filed property tax returns should not exceed $35,000. Sellers acknowledge that Buyer shall not be liable for the tax liability disclosed in the immediately preceding sentence.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.12

                                    Insurance

See attached summaries of policies for KCFX(FM) and KCMO(AM/FM).

                            Asset Purchase Agreement
                               Dated May 11, 2000
                   Among Sinclair Communications, Inc., et. al
                        and Entercom Communications Corp.

            Attachment to Schedule 3.12 - Policy Summary for KCFX(FM)

------------------------------------ ------------------------------------ ------------------------ ---------------------
                                                   Company                       Policy #             Policy Period
------------------------------------ ------------------------------------ ------------------------ ---------------------
Package Policy                       St. Paul Guardian                    CK03800730               06/01/99-00

------------------------------------ ------------------------------------ ------------------------ ---------------------
Virginia Auto Policy                 Guardian                             CA03800211               06/01/99-00

------------------------------------ ------------------------------------ ------------------------ ---------------------
Texas Auto Policy                    Guardian                             CK03800730-01            06/01/99-00

------------------------------------ ------------------------------------ ------------------------ ---------------------
Nevada Auto Policy                   St. Paul Fire & Marine               CA03800212               06/01/99-00

------------------------------------ ------------------------------------ ------------------------ ---------------------
Massachusetts Auto Policy            FGIC                                 060MA4099                04/30-08/01/99

------------------------------------ ------------------------------------ ------------------------ ---------------------
Workers Compensation                 Hartford                             30WEMS3700               12/01/98-99

------------------------------------ ------------------------------------ ------------------------ ---------------------
Yacht Policy                         Royal Insurance Co. of America       POY079553                12/01/98-99

------------------------------------ ------------------------------------ ------------------------ ---------------------
Crime Bond                           USF&G                                CCR14794710700           12/01/98-99

------------------------------------ ------------------------------------ ------------------------ ---------------------
New York Disability                  Hartford Life Insurance Co.          LNY602633000             04/29/99-00

------------------------------------ ------------------------------------ ------------------------ ---------------------
Global Companion                     USF&G                                9MP14089888002           12/01/98-99

------------------------------------ ------------------------------------ ------------------------ ---------------------
Directors & Officers Liab.           Great American                       NSP2107793               06/07/99-00

------------------------------------ ------------------------------------ ------------------------ ---------------------
Excess Directors & Officers           Old Republic Indemnity Co.           CUG25161                 06/07/99-00
Liability

------------------------------------ ------------------------------------ ------------------------ ---------------------
Umbrella                             Chubb                                79646453                 06/01/99-00

------------------------------------ ------------------------------------ ------------------------ ---------------------
Excess Liab.                         Great American Insurance Co.         EXX827730505             06/01/99-00
------------------------------------ ------------------------------------ ------------------------ ---------------------

------------------------------------ ------------------------------------ ------------------------ ---------------------
                                                   Company                       Policy #             Policy Period
------------------------------------ ------------------------------------ ------------------------ ---------------------
Excess Liab.                         Fireman's Fund                       XXK00074588773           06/01/99-00
------------------------------------ ------------------------------------ ------------------------ ---------------------
Excess Liab.                         USF&G                                1MP30145030300           06/01/99-00
------------------------------------ ------------------------------------ ------------------------ ---------------------
Fiduciary Liab.                      Aetna Casualty & Surety Company      098FF103007228           12/28/98-99
------------------------------------ ------------------------------------ ------------------------ ---------------------
Machinery Breakdown                  Chubb                                78375920                 12/01/98-99
------------------------------------ ------------------------------------ ------------------------ ---------------------
Broadcasters Liability               Employers Reinsurance Corp.          BR042144                 12/01/98-99

------------------------------------ ------------------------------------ ------------------------ ---------------------
Earthquake Policy                    USF&G                                CPQ14806009902           06/01/99-00
------------------------------------ ------------------------------------ ------------------------ ---------------------
Excess Earthquake                    USF&G                                CPR14806024202           06/19/99-00
------------------------------------ ------------------------------------ ------------------------ ---------------------
Earthquake Policy                    USF&G                                CPQ14806008802           06/01/99-00
------------------------------------ ------------------------------------ ------------------------ ---------------------

                            Asset Purchase Agreement
                               Dated May 11, 2000
                   Among Sinclair Communications, Inc., et. al
                        and Entercom Communications Corp.

          Attachment to Schedule 3.12 - Policy Summary for KCMO(AM/FM)


Property Policy
Insurance Carrier:  Lexington Insurance Company
Policy Number: 8535854
Effective: 3/7/00 - 3/7/01
Limit of Insurance:  $30,000,000

Difference in Conditions Policy (Flood, Earthquake, Volcanic Action) Insurance Carrier: Royal Indemnity Company
Policy Number:  RHQ310197
Effective: 3/7/00 - 3/7/01
Limit of Insurance:  $10,000,000

Underground Storage Tank Coverage (Kansas)
Insurance Carrier:  Zurich American Insurance Company
Policy Number: USC3668573-00
Effective: 3/7/00 - 3/7/01
Limit of Insurance:  $1,000,00

Foreign Liability Coverage
Insurance Carrier:  American International Group
Policy Number: ABIND01
Effective: 3/7/00 - 3/7/01
Limit of Insurance:        $1,000,000 General Liability
                           $  500,000 Employers Liability
                           $1,000,000 DIC Auto

Crime Policy
Insurance Carrier:  National Union
Policy Number: 8607985
Effective: 3/7/00 - 3/7/01
Limit of Insurance:  $1,000,000

General Liability Policy
Insurance Carrier:  National Union
Policy Number:  GL 457-05-32
Effective: 3/7/00 - 3/7/01
Limit of Insurance:        $1,000,000 Per Occurrence
                           $2,000,000 General Aggregate

Automobile Policy
Insurance Carrier:  American Home Assurance Company
Policy Number:  CA 457-56-82
Effective: 3/7/00 - 3/7/01
Limit of Insurance:  $1,000,000

Workers Compensation Policy
Insurance Carrier:  American International Group
Policy Number: 4550456/57 (Calif.)
Effective: 3/7/00 - 3/7/01

Broadcasters Errors & Omissions Policy
Insurance Carrier: American International Specialty Lines Insurance Company Policy Number: 912-51-19
Effective: 3/7/99 - 3/7/02
Limit of Insurance:        $  3,000,000 Per Occurrence
                           $10,000,000 Aggregate

Umbrella Liability
Insurance Carrier:  National Union
Policy Number:  BE357-4642
Effective: 3/7/99 - 3/7/02
Limit of Insurance:  $50,000,000 Per Occurrence/Aggregate

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.14

                         Personnel and Employee Benefits
                  (See Schedule 6.10 for Retention Agreements)
Sellers
-------

I.       Employee Roster
         See attached - includes Sinclair Sellers' employees.

II.      Employee Contracts/Agreements
         See Schedule 3.7 (II) - Employment Agreements - includes Sinclair Sellers' employees.

III.     Employee Benefit Plans

         1.       401(k) Savings and Retirement Plan.

         2. Medical Insurance Plans, including traditional plan and Preferred Provider Network.

         3.       Flexible Medical Spending Plan.

         4. Life Insurance Plan, including fully paid group Life & Accidental Death & Dismemberment Insurance.

         5.       Dental Plan

         6.       Long-Term Disability Plan

         7.       Employee Stock Purchase Plan

Sinclair Sellers
----------------

I.       Employee Roster
         See attached - includes Sellers' employees.

II.      Employee Contracts/Agreements
         See Schedule 3.7 (II) - Employment Agreements - includes Sellers' employees.

III.     Employee Benefit Plans
         See attached listing of Benefit Plans.

IV.      Incentive Bonus Pool

         The payment of the Incentive Bonus Pool for department heads and general managers is the sole obligation of Sinclair Sellers.

                            Asset Purchase Agreement
                               Dated May 11, 2000
                   Among Sinclair Communications, Inc., et. al
                        and Entercom Communications Corp.


                  Attachment to Schedule 3.14 - Employee Roster

-------------------------- ------------------------------ -------------------------------

STATION                                TITLE                           NAME
-------------------------- ------------------------------ -------------------------------
General & Administrative   General Manager                Rosiello, Pat (1)
-------------------------- ------------------------------ -------------------------------
General & Administrative   Administrative Assistant       Greenmayre, Lynne
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air                         Tamblyn, Rick
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air                         Price, TJ
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air                         Barber, Karen
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air                         Tolmon, Cris
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air                         Johnson, Scott
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air                         Vinyard, Clayton (Moore)
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air                         Snyder, Kenneth
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   On Air - Weekends              Garrett, Steve (Bell)
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                                                  Leighter, Gwen
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                                                  Mitchell, Jacob
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                                                  Oxley, Barb
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Receptionist                   Kalb, Jennifer
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                                                  Barnett, Andrew
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                                                  Fiest, Jeff
========================== ============================== ===============================

-------------------------- ------------------------------ -------------------------------
General & Administrative   Production Director            Andrews, Mark
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Promotion Director             Steiner, Kathy
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Producer                       Maymem, Scott
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Board Operator                 Devaney, Bruce
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Promotion Assistant            Wardner, Triy
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Promotion Assistant            Ismert, Steve
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Promotion Assistant            Keenan, Ryan
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Promotion Assistant            Tate, Jason
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Promotion Assistant            Smith, Shawna
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Sales Manager                  Olson Paige (2)
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Account Executive              Holmes, Ryan
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Account Executive              Rosenthal, Mike
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Account Executive              McDaniels, Suzanne
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Account Executive              Sobeck, Steve
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Account Executive              Smith, Cindy
-------------------------- ------------------------------ -------------------------------
General & Administrative   National Sales Manager         Pickett, Lucille
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Sales Assistant                Brightwell, Michelle
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Chief Engineer                 Chestnut, Kurt
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Kansas City Chiefs Sports GSM  Coleman, Gary
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Kansas City Chiefs Sports      Bob Gretz
                           Director and Announcer
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Kansas City Chiefs             Mitch Holthus
                           Play-by-Play Announcer
========================== ============================== ===============================

-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Kansas City Chiefs Account     Alison Ackerman
                           Executive
-------------------------- ------------------------------ -------------------------------
KCFX(FM)                   Kansas City Chiefs Account     David Lazzo
                           Executive
-------------------------- ------------------------------ -------------------------------
                                                          (Formerly Robin Luse)
KCFX(FM)                   Kansas City Chiefs
                           Production Director
-------------------------- ------------------------------ -------------------------------
General & Administrative   Assistant Engineer             Sawyer, Chris
-------------------------- ------------------------------ -------------------------------
General & Administrative   Assistant Engineer             Wilson, Gil
-------------------------- ------------------------------ -------------------------------
General & Administrative   Assistant Engineer             Reed, Chuck
-------------------------- ------------------------------ -------------------------------
General & Administrative   Business Manager               Walsh, Debbie
-------------------------- ------------------------------ -------------------------------
General & Administrative   A/R                            Carr, Debra
-------------------------- ------------------------------ -------------------------------
General & Administrative   Traffic Manager                Arocho, Mirta
-------------------------- ------------------------------ -------------------------------
General & Administrative   Continuity Director            Campbell, Maria
-------------------------- ------------------------------ -------------------------------
General & Administrative   Receptionist                   Wasserman, Rita
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air - Morning               Wozniak, John
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air - Morning               Murphy, Mike
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air                         Stouse, Larry
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air                         Baker, Chris
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Program Director               Forbis, Dale
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   Promotion Director             Slaughter, Leslie
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                On Air                         Harmes, Kelly
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                On Air                         Walls, David
-------------------------- ------------------------------ -------------------------------

-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air                         Atwell, Sam
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air                         Voorheese, Scott
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air                         Danner, Kevin
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                                                  Frenshinski, D.V.
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air                         Kaplan, Brian
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Promotion Assistant            Connaghan, Shannon
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Sales Manager                  Naasz, Donna
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Sales Manager                  Kraus, Jim (Clarence)
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Boatman, Bobby
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Haile, Chris
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Fraas, Joe
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Krummel, Mary Beth
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Schulte, Tom
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Gilgus, Lori
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Muehlberger, Becky
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Reeves, Kathy
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Luke, Sheri
-------------------------- ------------------------------ -------------------------------
KCMO(AM/FM)                Account Executive              Wheat, Bob
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   Sales Assistant                Osmond, Dan
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   On Air                         Hervey, Mike
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Tech. Producer                 Harrington, Brian
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Tech. Producer                 Knauer, Paul
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Tech. Producer                 Mendez, Jason
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Tech. Producer                 Thomas, David
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Tech. Producer                 Walls, Kerry
-------------------------- ------------------------------ -------------------------------

-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Engineer                       Frank, Fred
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                   Traffic Supervisor             Mason, Joyce
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Wilson, Dick (Richard)
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         McGuckin, Katey
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Wilder, Terri
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                                                  Day, Bobby
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         McCartney, Mike
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Knight, Charlie
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Hobbs, Tally
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Rust, Scott
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Brandli, David
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Lowry, David
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Clark, Dick
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Rafferty, Roger
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   On Air                         Jay, Phil
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   Program Director               Hoffman, Chris
-------------------------- ------------------------------ -------------------------------
KCMO(AM)                                                  Reisinger, Lee
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                   Traffic Manager                Byass, Wanda
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                                                  Dietrich, Robert
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                                                  Reese, Charlie
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                                                  Stoddart, Mike
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                                                  Woolam, Katey
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                                                  Laughman, Mike
-------------------------- ------------------------------ -------------------------------
KCMO(FM)                                                  Rustenhoven, Scott
-------------------------- ------------------------------ -------------------------------

(1)      Subject to a Retention Agreement

(2)      Currently also general sales manager for KCIY and KXTR.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


      Attachment to Schedule 3.14 - Sinclair Sellers Employee Benefit Plans



         1.  Sinclair Broadcast Group, Inc. 401(k) Plan (#90179): Emjay
             Corporation

         2.  Sinclair Broadcast Group, Inc. Employee Benefit Program (#2093):
             CoreSource, Inc. for medical, dental, short-term disability and prescription drug benefit plan.

         3. Sinclair Broadcast Group, Inc. Long-term Disability Insurance (#636637)

         4. Sinclair Broadcast Group, Inc. Life and Accidental Death and Dismemberment Insurance (#636637) Standard Insurance Company

         5. Sinclair Broadcast Group, Inc. Flexible Spending Accounts--Health and Dependent Care: CoreSource, Inc.

         6. Sinclair Broadcast Group, Inc. Employee Stock Purchase Plan: Smith Barney

         7.  Sinclair Broadcast Group, Inc. Vision Plan: VSP (#12117521)

         8.  Sinclair Broadcast Group, Inc. Supplemental Life Insurance Plan:
             Standard Insurance Company (#6366337)

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                Schedule 3.14(g)

                                      Labor

Sinclair Sellers
----------------

None.

Sellers
-------

1. American Federation of Television and Radio Artists (AFTRA) Agreement - Kansas City.

2. AFTRA Addendum: Kansas City Royals Baseball Network Addendum to AFTRA Agreement.

3. AFTRA Addendum: Limited Letter of Adherence for Contributions to AFTRA Health & Welfare Retirement Funds.

-------------------

Note: Buyer is not obligated to assume the Collective Bargaining Agreements listed above.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.15

                                   Litigation

None.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.16

                            Environmental Compliance

1. Certain of the Real Property has asbestos containing materials thereon, the removal of which is not required by applicable environmental laws.

2. There is an underground water tank at the KCMO(AM) Transmitter Site located at 12416 North Eastern Road, Kansas City, Missouri.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.18

                               Conduct of Business

KCFX(FM) (Since the July 31, 1999 balance sheet.)
--------

None.

KCMO(AM/FM) (Since the December 31, 1999 balance sheet.)
-----------

None.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.19

                             Affiliate Transactions

The Lease and the related new KUDL/KCFX Shared Property Agreement, each by and between Buyer and Entercom Kansas City, to be entered into at Closing.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 3.20

                                     Brokers

Star Media Group Inc. will receive a commission in connection with the sale of the Stations. The Sellers shall be responsible for the payment of this commission.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 5.3

                                  Encumbrances

KCFX(FM)
--------

1. All liens existing pursuant to the Credit Agreement dated May 28, 1998 by and among Sinclair Broadcast Group, Inc., certain of its subsidiaries and the Chase Manhattan Bank, N.A. as Administrative Agent.

KCMO(AM/FM)
-----------

1. All liens existing pursuant to the Credit Agreement dated as of December 16, 1999 by and among Entercom Radio LLC, Entercom, Banc of America Securities LLC, as the Lead Arranger and Book Manager, Key Corporate Capital Inc., as the Administrative Agent and Co-Documentation Agent, Bank of America, N.A., as the Syndication Agent and Co-Documentation Agent, and the other financial institutions a party thereto. These liens will be removed in connection with Closing.

2. All liens, encumbrances and restrictions listed in Chicago Title Insurance Policy 26-908-106-9720684 dated October 6, 1997 relating to the KCMO(AM) Transmitter Site at 12416 Northeastern Road, Kansas City, Missouri.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 6.10

                              Retention Agreements

KCFX(FM)
--------

Pat Rosiello is party to a "Retention Agreement" pursuant to which he is entitled to receive severance in the event of his termination in certain instances.

                            Asset Purchase Agreement
                               Dated May 11, 2000
     Among Entercom Communications Corp., et. al and Susquehanna Radio Corp.


                                  Schedule 6.23

                                 Nonsolicitation

Buyer agrees that during the period specified in Section 6.23 of the Agreement neither it nor any of its Affiliates will solicit, negotiate for or contract for any rights to broadcast any of the programs broadcast currently or at Closing on any of KKGM-AM, KMBZ-AM or WDAF-AM.

Sellers agree that during the period specified in Section 6.23 of the Agreement neither they nor any of their respective Affiliates will solicit, negotiate for or contract for any rights to broadcast any of the programs broadcast currently or at Closing on any of KCFX(FM), KCMO(AM) or KCMO(FM) or any rights, whether programming, marketing, promotional, stadium lease or otherwise, held by Sellers or any of their Affiliates currently or at Closing with respect to the Kansas City Chiefs.

                            MISSION CORPORATE CENTRE

                                 LEASE AGREEMENT

                                MARLEY ASSOCIATES
                         a Missouri General Partnership

                                    "Lessor"

                                       and

                                  KCFX-FM, INC.

                               an Iowa Corporation

                                    "Lessee"

                            MISSION CORPORATE CENTRE
                               5800 Foxridge Drive
                                 Mission, Kansas

       This Lease is made this ____ day of November, 1997, by and between MARLEY ASSOCIATES, a Missouri General Partnership, referred to hereinafter as "Lessor" and KCFX-FM, INC., an Iowa Corporation, hereinafter referred to as "Lessee".

       1. PREMISES: WITNESSETH: Lessor does hereby demise and Lease unto Lessee and Lessee does hereby Lease from Lessor that certain office space in the Mission Corporate Centre Building, located at 5800 Foxridge Drive, Mission, Kansas space known as Suite 600 plus penthouse, on the sixth floor and penthouse of said building, as known on "Exhibit B", attached hereto the "Lease Premises". For the purpose of this Lease, it is agreed by and between the parties that the net useable square footage in the Leased Premises shall be deemed to be 20,514 square feet and the net rentable square footage attributable to the Leased Premises shall be deemed to be 20,914 square feet.

           1.1 Net Useable Footage: The number of square feet of floor area within the exterior faces of exterior walls (except party walls as to which the center thereof instead of the exterior faces thereof shall be used) constructed for occupancy in the Building. No deduction or exclusion shall be made from Net Useable Footage by reason of interior partitions or other interior construction or equipment.

           1.2 Net Rentable Footage: 20,914 square feet, which is equal to the sum of (i) the number of square feet of the Net Useable Footage in the Premises plus (ii) 400 square feet representing the amount of square feet of floor area in the Building common areas which is deemed to be the pro rata share thereof attributable to the Net Useable Footage in the Premises.

       2. TERM: Subject to Paragraph 46 hereof, this Lease is for a term of twenty (20) years beginning on the 1st day of March 1998 and ending on 28th day of February, 2018.

       In the event that at the execution of this Lease, the Leased Premises are not constructed and completed, and the same are not completed by the beginning of the stated term above described, Lessor shall not be liable to Lessee for failure to complete by said time, and any damages or other responsibility by Lessor to Lessee is expressly waived. Should the Lessee occupy his premises prior to the commencement date of the first day of the leased term, as hereinabove described, the Lessee shall be deemed to occupy the premises for the interim prior to the first day of the term upon the same terms and conditions and rentals as stated for the term, and any rentals for a part of the calendar month shall be prorated and paid accordingly.

       Notwithstanding the foregoing lease commencement date, Lessee and Lessor acknowledge that Lessee will deliver plans and specifications in sufficient detail, approved by Lessee, to Lessor to allow to acquire a building permit from the City of Mission, Kansas. Lessor will have 61 days from receipt of the said plans to complete the construction of the space for Lessee. In such event that Lessor does not complete said construction within the aforementioned 61-day period, then for each day of delay beyond the 61 days, the lease commencement date will be extended one day for each day delayed. In such event that Lessee requests changes or change orders to the plans and specifications at anytime during said 61-day period, for each additional day required for said construction, Lessor's 61-day construction period will be extended accordingly.

      3. BASE RENTAL: Tenant agrees to pay Landlord during the Initial Lease Term, without prior demand therefore and without any offset or deduction whatsoever, the monthly rent set forth below, as adjusted under Section 3.2 hereof ("Base Rental"):

                                    Rent Per
     Monthly Rent                 Square Foot            Time Period
     ------------                 -----------            -----------
     $25,549.94                   $14.66                 3/1/98 - 2/28/03
     $27,449.63                   $15.75                 3/1/03 - 2/28/08
     $29,959.31                   $17.19                 3/1/08 - 2/28/13
     $32,015.85                   $18.37                 3/1/13 - 2/28/18

       The monthly Base Rental for each month, or portion thereof during the Initial Lease Term, together with any estimated adjustments pursuant to Section
3.2 hereof, shall be due and payable in advance on the first day of each calendar month during the Initial Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein ( or such other address as may be designated by Landlord in writing from time to time). The Base Rental for the first month of the Lease Term is due prior to occupancy. If the term of this Lease commences on a day other than the first day of the month or terminates on a day other than the last day of the month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month, and Landlord shall return any overpayment made by Tenant. If Tenant shall fail to pay within thirty (30) days after the same is due and payable any Base Rental or any Additional Rent, Tenant shall, upon demand, pay Landlord interest on the past due amount from the due date thereof to the date of payment at a rate equal to the lesser of (i) two percent (2%) in excess of the prime rate from time to time announced by Nations Bank, or (ii) ten percent (10%) per annum.

            3.1 FIRST MONTH'S RENT: Receipt of TWENTY-FIVE THOUSAND FIVE HUNDRED FORTY-NINE AND 94/100 DOLLARS ($25,549.94) is hereby acknowledged for rent for the first month of this Lease, commencing on March 1, 1998.

            3.2 OPERATING EXPENSES: In the event that in any calendar year the Lessor's "Operating Expenses" of the building, including ground in connection therewith and ancillary parking areas, shall exceed the sum of the total expenses for the year 1997 (Base Year) adjusted to reflect 95% occupancy, the Lessee shall pay additional rent for each full or partial calendar year during the lease term an amount equal to the excess over the Base Year, as the net rentable area of the space hereby rented bears to the total net rentable area of the building. For the purpose of making this calculation and all other calculations herein where the area of the building and the leased premises are involved, it is hereby agreed that the net rentable area under the terms of this Lease is 118,544 square feet.

       In no event shall the total adjusted monthly rent be less than the base amount provided for herein. For the purpose of making any adjustments in the base rent under this Lease, the term "Operating Expenses" shall include the operating expenses of the Building and are herein defined to comprise the following:

     (a) Wages and salaries of all employees engaged in the operating and maintenance of the building, including employer's Social Security Taxes and any other taxes which may be levied on such wages and salaries, and also including any other fringe benefits, but excluding income tax liabilities incurred by Lessor out of its building operations;

     (b) All costs of management, operation, and maintenance of the land, the building, and other improvements thereon and appurtenances thereto;

     (c) All janitor and office supplies and material used in the operation and maintenance of the building;

     (d) Cost of all maintenance and service agreements on equipment, including window cleaning;

   (f)   Insurance costs allocable to the building;

   (g) Cost of repairs and general maintenance, exclusive of expense of alterations of building for the accommodation of a specific Lessee or Lessees; and exclusive of all capital improvements made in the premises or in the building of which the premises are a part;

   (h) Cost of all utilities, including but not limited to water, gas, and electrical and the cost of operation and maintenance of heating, lighting, ventilating, and air conditioning equipment serving the building and parking lot;

   (i) Cost of maintenance and upkeep of the landscaping and grounds of said building;

   (j) Real Estate taxes and special assessment and costs to protest or appeal same;

   (k)   Patrol service and/or security service;

   (l) Such other operating expenses which Lessor determines relate to the building, grounds, parking area and other common areas.

       The Lessee's share of such increased cost shall be determined and paid on an annual basis for each calendar twelve (12) months, ending on December 31st, prorating fractional years for the entire lease term. The Lessee's share of such increased cost shall be estimated beginning on the first day of the calendar year following the end of the first calendar year during the lease term and at the beginning of each calendar year thereafter, and a monthly rate determined. The Lessee shall pay such estimated charge on the first day of each month, (or within ten days thereafter) in advance; provided, however, that within ninety days after the end of each fiscal year the Lessor or his designated agent shall determine its net cost for such fiscal year (and Lessee's share thereof) and furnish a copy of such computation in writing to the Lessee. If the monthly payment made by the Lessee in such fiscal year exceeds Lessee's pro rata portion of such increased operating expenses of the building, the Lessor or his designated agent shall apply such excess toward subsequent monthly payments. If Lessee's pro rata portion of such increased operating expenses of the building exceed the monthly payments made in such fiscal year by Lessee, the Lessee shall pay the difference to the Lessor's designated agent. Such payment to the Lessor or his designated agent shall be paid within ten (10) days of notification. Default of any payment required under this paragraph shall be deemed to be a default under the Lease of which it is a part. The payments provided for in this paragraph may at Lessor's option be computed on the actual cost or estimates and billed on a monthly or on any other basis determined by Lessor and shall be paid by the Lessee within ten (10) days receipt of billing thereof from Lessor. If estimates are used for computations of operating expenses of the building, said estimated cost shall be corrected at the end of each calendar year by Lessor when actual cost are known and the Lessee shall be billed for any deficiencies if any and said deficiencies shall be paid by Lessee within ten (10) days of notice by Lessor. If estimated payments result in excess and said excesses shall be applied toward subsequent monthly charges estimated and said subsequent monthly payments reduced in accordance therewith.

       The expenses for "labor" as herein above referred to shall include without limitation Workman's Compensation Insurance, Social Security and any fringe benefits paid or accrued to employees of the building. The term "labor" shall mean all wages allocable to the operation, maintenance or repair of the building whether the person(s) receiving such wages are employed by Lessor or by a contractor or agent, provided, however, that the salaries paid to executive employees of Lessor shall not be included as operating expenses, but salaries and wages of the superintendent of the building and all employees subject to his direction shall be so included. For all purposes of computing additional rents due Lessor pursuant to this paragraph, Lessee's share shall be 17.6%* of the total cost to Lessor computed in accordance with the foregoing. In no event will Lessee be required to share in any cost which is or could be reimbursed to Lessor by insurance.

       Notwithstanding anything herein to the contrary, for purposes of determining Lessee's share of electrical utilities, the net rentable area of the space hereby rented shall not include the rentable area of any space with respect to which all electrical consumption is separately metered to Lessee.

       4. SECURITY DEPOSIT: Lessee at the time of execution of this Lease has deposited with Lessor, as trustee, the sum of TWELVE THOUSAND SEVEN HUNDRED SEVETY-FOUR AND 97/100 DOLLARS ($12,774.97) (hereinafter called "Security Deposit"), to be held by said trustee as hereinafter provided to guarantee the faithful performance by Lessee of all of the terms and covenants hereinafter to be kept and performed by Lessee. Any interest earned thereon shall be the property of Lessor. Unless and until Lessee is in default with respect to any provision hereof, said Security Deposit shall be the property of Lessee. In the event that Lessee is in default with respect to any provision of this Lease and after any necessary notice thereof, upon termination of this Lease for such default trustee shall pay to Lessor the whole or any part of such Security Deposit for the payment of any such amount which Lessor may extend or may be required to expend by reason of such default (including, but not limited to, the payment of any Rent in default) and the balance shall be paid over to Lessee. In the event that Lessee shall faithfully and fully comply with all the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Lessee by trustee at the end of the Term and upon the surrender of the Premises in the manner and in the condition herein provided. In the event of any transfer of the Building and/or Land, trustee may pay over the Security Deposit to the transferee to be held under the terms of this Lease, and the Security Deposit to Lessee. Under no circumstances shall the Security Deposit be interpreted in any way or manner as being part of the Rent at any time or be applied to any rental payment due by Lessee hereunder.

     5.   OPTION TO MOVE:  INTENTIONALLY DELETED.

     6. ASSIGNMENT & SUBLETTING: The original Lessee herein, KCFX-FM, Inc. ("KCFX"), shall have the right to sublet the Premises or any part thereof and/or to assign this Lease to Sinclair Communications, Inc. ("SCI") without the prior written consent of the Lessor. In the event that KCFX intends to exercise its right to assign and/or sublease to SCI, KCFX shall give the Lessor written notice of same at least ten days in advance of any such proposed assignment or subletting. In the event of any assignment pursuant to this paragraph, KCFX shall not remain an obligor to the Lessor under this Lease as to any duties or obligations arising subsequent to the said assignment. By accepting any assignment or subletting, SCI shall become bound by and shall perform and shall become entitled to the benefit of all of the terms, conditions, and covenants by which the Lessee hereunder is bound.

       In the event that no sale is consummated between KCFX and SCI, KCFX shall have the right to sublet the Premises or any part thereof and/or to assign this Lease to an entity other than SCI which purchases all or substantially all of the assets of Lessee as to radio broadcast stations KXTR-FM, KCFX-FM, KCIY-FM and KQRC-FM ("Third-Party Purchaser") without the prior written consent of the Lessor. In the event that KCFX intends to exercise its right to assign and/or sublease to a Third-Party Purchaser, KCFX shall give the Lessor and SCI written notice of same at least thirty days in advance of any such proposed assignment or subletting. If Lessor notifies SCI that the assignee is not reasonably acceptable to Lessor, then SCI shall execute a guaranty substantially conforming to that guarantee set forth in Exhibit G, attached hereto (the "Guaranty"). In the event of any assignment pursuant to this paragraph, KCFX shall not remain an obligor to the Lessor under this Lease as to any duties or obligations arising subsequent to the said assignment. By accepting any assignment or subletting, the Third-Party Purchaser shall become bound by and shall perform and shall become entitled to the benefit of all of the terms, conditions, and covenants by which the Lessee hereunder is bound, and further Third-Party Purchaser shall become bound to reimburse SCI for any payments, debts, or obligations for which SCI becomes liable to Lessor pursuant to the terms of the Guaranty (together with interest at an annual rate of 8.5% on any such amounts paid by SCI from the date paid to the date reimbursed). Any assignment or sublease between KCFX and Third-Party Purchaser shall contain an acknowledgement by Third-Party Purchaser that Third-Party Purchaser has become bound by and shall perform and shall become entitled to the benefit of all of the terms, conditions, and covenants by which the Lessee hereunder is bound, and further that Third-Party Purchaser has become bound to reimburse SCI for any payments, debts, or obligations for which SCI becomes liable to Lessor pursuant to the terms of the Guaranty (together with interest at an annual rate of 8.5% on any such amounts paid by SCI from the date paid to the date reimbursed). Lessor agrees that SCI shall be subrogated to the rights of the Lessor against the Third-Party Purchaser if, and to the extent, SCI has become liable for any payments, debts or obligations pursuant to the terms of the Guaranty.

       Lessee may assign this Lease and/or sublet the Premises to any subsidiary corporation of Lessee, parent corporation of Lessee, or a related entity, upon giving Lessor written notice of intent to so do. In the event of any such assignment or subletting, Lessee shall remain the principal obligor to the Lessor under all covenants of this Lease, and by accepting any assignment or subletting, any assignee or sublessee shall become bound by and shall perform and shall become entitled to the benefit of all of the terms, conditions, and covenants by which the Lessee hereunder is bound.

       Except as set forth above, Lessee shall not sublet the Premises or any part thereof and Lessee shall not assign, transfer, pledge, mortgage, or otherwise encumber this Lease, or any portion of the term hereof, without the previous written consent in each instance of Lessor, which consent shall not be unreasonably withheld, conditioned, or delayed. Lessee shall furnish to Lessor a copy of such proposed instrument. Except as set forth above, in the event of any assignment or subletting, Lessee shall remain the principal obligor to the Lessor under all covenants of this Lease, and by accepting any assignment or subletting, any assignee or sublessee shall become bound by and shall perform and shall become entitles to the benefit of all of the terms, conditions, and covenants by which the Lessee hereunder is bound.

     7. MAINTENANCE: Lessor shall, at its expense, maintain in good condition and repair (including replacements where necessary) the roof, downspouts, exterior doors, windows and walls, foundation, and structural parts of the building of which the demised premises constitute a part. Such costs shall be included in the definition of the term "Operating Expenses" as set forth in
Section 3.2 of this Lease.

     Lessee covenants and agrees to maintain the interior of the leased premises in good condition and repair.

       So long as any action is not inconsistent with the provisions of this Lease, Lessor reserves the right to make repairs and alterations to the building or any part thereof and to the leased premises when and where it may deem necessary in its reasonable opinion. Lessor further reserves the right, with prior notification to Lessee, which shall be written if practicable, to make alterations to the Leased Premises that are required by law or for the general health, safety, and/or welfare of the tenants in the building. Notwithstanding the above, Lessor agrees that during the time of said alterations or repairs, Lessor will not unreasonably interfere with Lessee's business operation. No damage or compensation shall be claimed by Lessee by reason of any inconvenience, annoyance or otherwise arising from Lessor's right to make repairs and alterations to the building. Lessor agrees to use its best efforts, during said time of repair or alteration, so as not to unreasonably interfere with Lessee's business.

     8. CARE OF PREMISES: The Lessee shall not perform any acts or carry on any practices which may damage the building or be a nuisance to other Lessees in the building. The Lessee shall not use or permit the use of any portion of said premises as sleeping apartments, lodging rooms, for cooking (except in a designated kitchen or lunchroom used as a convenience area in conjunction with the office use permitted herein) or for any purpose not permitted under the use clause of this Lease, or for any unlawful purpose or purposes.

     9. ALTERATIONS: Lessee shall not, without the prior written consent of Lessor, make any alterations, improvements or additions to the Premises. If Lessor consents to said alterations, improvements or additions, it may impose such conditions with respect thereto as Lessor deems appropriate, including without limitation requiring Lessee to furnish Lessor with security for the payment of all costs to be incurred in connection with such work and the plans and specifications together with all permits necessary for such work. The work necessary to make any alterations, improvements or additions to the premises shall be done at Lessee's expense by employees of or contractors hired by Lessor except to the extent Lessor gives its prior written consent to Lessee's hiring contractors. Lessee shall promptly pay to Lessor or to Lessee's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof. Upon completion of such work, Lessee shall deliver to Lessor, if payment is made directly to contractors, evidence of payment, contractor's affidavits and full final waivers of all liens for labor, services or materials. Lessee shall defend and hold Lessor and the Land and the Building harmless from all costs, damages, liens, and expenses related to such work. Lessor reserves the right to require separate documentation in the event it elects to have third-party financing of any improvements to be performed by Lessor. All work done by Lessee or its contractors shall be done in a first-class, workmanlike manner, using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All alterations, improvements and additions to the premises, whether temporary or permanent in character, made or paid for by the Lessor or Lessee shall become Lessor's property at the termination of this Lease and shall, unless Lessor requests their removal, be relinquished to Lessor in good condition, ordinary wear and tear excepted.

      10. PERMITED USE: Lessee shall use and occupy the Premises for a radio station(s), television station(s), and related operations, and no other use or purpose, and Lessee agrees for itself and its employees, agents, clients, customers, invitees, and guests to comply with the rules and conditions as outlined in this Lease and with such reasonable modifications thereof and additions thereto as Lessor may make for the Building, its being agreed that Lessor shall be liable for any nonobservance thereof by any other Lessee. Lessee shall not make or permit to be made any use of the Premises which, directly or indirectly, is forbidden by law, ordinance or governmental regulation or which may be dangerous to persons or property or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; nor shall Lessee do or permit to be done any act or thing upon the Premises which will be in conflict with fire insurance policies covering the Building.

     11. IMPROVEMENTS:

         11.1 IMPROVEMENTS: Lessor agrees to construct the improvements pursuant to the plans and specifications attached (or to be attached) hereto as Exhibit "C" and "C-1" and incorporated hereby reference ("Improvements"). "Building Grade" and/or "Building Standard" shall mean the type, brand, and/or quality of that materials Lessor designates from time to time to be the minimum quality to be used in the Mission Corporate Centre or the exclusive type, grade or quality of material to be used in the Mission Corporate Centre.

         11.2 COST OF IMPROVEMENTS: Except to the extent otherwise agreed pursuant to Section 11.1 (and described elsewhere herein or on an addendum to the plans and specifications), Lessor shall pay all of the cost of the Lessee improvements described on Exhibits C and C-1 up to a maximum cost to Lessor of $328,224. In the event that Lessee desires additional improvements to the Premises other than those improvements described on Exhibits C and C-1, Lessee shall reimburse Lessor for such additional cost within fifteen (15) days of receipt of Lessor's invoice.

         11.3 DELAY IN COMPLETION: If by the date specified in Section 2 the Improvements have not been substantially completed pursuant to the plans described on Exhibits "C" and "C-1", and a temporary or final certificate of occupancy is issued by the City of Mission, Kansas, due to omission, delay or default by Lessee or anyone acting under or for Lessee, Lessor shall have no liability, and the obligations of this Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the date specified in
Section 3.

      12. INSURANCE: The Lessee agrees to pay as additional rental any increase in premiums for insurance against loss by fire that may be charged during the term of this Lease on the amount of insurance to be carried by the Lessor on the improvements situated on said premises, resulting from the business carried on in the leased premises by the Lessee whether or not the Lessor has consented to same. If the Lessee installs any electrical equipment that overloads the lines in the herein leased premises, the Lessee shall at his own expense make whatever changes are necessary to comply with the requirements of the Insurance Underwriters and the City Electrical Inspector's Department. Lessee agrees not to use any electric irons, electric grills, or other electrical equipment that contains a heating element unless said electrical equipment is used in connection with a red pilot light, connected and operated in compliance with underwriters specifications.

        Lessee, at Lessee's cost and expense, shall maintain comprehensive general liability insurance protecting and indemnifying Lessor and Lessee against any and all claims of liability for injury or damage to persons or property or for the loss of life or of property occurring upon, in or about the demised premises, and the public portions of the building caused by or resulting from any act or omission (in whole or in part) of Lessee, his employees, agents, servants, invitees, or guests such insurance to afford minimum protection during the term of this Lease, of not less than ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) combined single limit coverage for personal injury to any one person, including death and for personal injury including death to more than one person arising out of any one occurrence and with respect to property damage. All such insurance shall be effected under valid and enforceable policies; shall be issued by insurers of recognized responsibility; and, shall contain a provision whereby the insurer agrees not to cancel the insurance without ten
(10) days prior written notice to Lessor. On or before the commencement date, Lessee shall furnish Lessor with certificates evidencing the aforesaid insurance coverage and renewal policies or certificates therefor shall be furnished to Lessor at least thirty (30) days prior to the expiration date of each policy for which a certificate was theretofore furnished.

       Lessor agrees to indemnify Lessee from and against any and all claims, demands, damages, actions, suits, judgments, decrees, orders, and expenses arising out of or on account of any damage or injuries sustained or claimed to have been sustained to any person or property in or upon any of the common facilities of the office building by any person whatsoever, unless the same shall be due to the willful or negligent act of Lessee, its agents, servants, employees, or persons or firms in privity with Lessee.

       As part of the consideration for this Lease, each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss for which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful, wanton acts of either of the parties hereto, and the parties hereto further covenant that any insurance that they obtain on their respective properties shall contain an appropriate provision whereby the insurance company, or companies, consent to the mutual release, of liability contained in this paragraph.

       Lessee shall comply with all insurance regulations so that the lowest fire and extended coverage, liability and other insurance rates may be obtained and nothing shall be done, or kept in or on the premises by Lessee which will cause cancellation, invalidation or an unreasonable increase in the premiums of Lessor's insurance.

      13. REPAIRS AND REPLACEMENTS: Lessee shall, at its own expense, keep the Premises in good repair and tenantable condition during the Term of this Lease except as otherwise provided in Section 14 of this Lease, and Lessee shall promptly and adequately repair all damages to the Premises occasioned by Lessee's use or occupancy of the Premises and replace or repair all damaged or broken glass, fixtures and appurtenances, under the supervision and with the approval of Lessor and within any reasonable period of time specified by Lessor. If Lessee does not do so, Lessor may (but need not) make such repairs and replacements, and Lessee shall pay Lessor the cost thereof forthwith upon being billed for same. Lessor may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions, including ducts and all other improvements and additions, including ducts and all other facilities for air conditioning service as Lessor shall desire or deem necessary to the Premises or to the Building or as Lessor may be required to do by any governmental authority.

      15. EXAMINATION & ACCEPTANCE OF PREMISES: The Lessee takes the premises as they will be on the beginning date hereof and is fully informed independent of the Lessor as to the character of the building, its construction and structure. It is further agreed that by occupying said premises as the Lessee, the Lessee formally accepts the same and acknowledges that Lessor has complied with all requirements imposed upon Lessor under the terms of the Lease, unless Lessee shall have given written notice to Lessor of any items not satisfactorily completed. Should Lessee occupy the premises without notifying Lessor within thirty (30) days of items not completed in conformance with the lease terms, it will be conclusively presumed that the premises have been satisfactorily completed and fully accepted by Lessee. It is understood and agreed that all property kept, stored, or maintained in the demised premises shall be so kept, stored, or maintained at the risk of Lessee only.

     16. DESTRUCTION OR DAMAGES: If during the term hereof, said leased premises shall become untenantable by reason of fire or other unavoidable casualty the rent therefor shall abate with proportionate refund of any prepayment of rentals that may have been made until the premises shall have been restored and put in good condition by the Lessor for use by the Lessee; provided, however, if the Lessor determines that the leased premises cannot be readied for occupancy within 120 days to give written notice to the Lessee whether it intends to continue with the lease or terminate same if, however, the building or any portion thereof shall be or become so damaged, as in the opinion and at the option of the Lessor, possession of the leased premises is desired or required by it for demolition, reconstruction, sale, or any other purpose whatsoever, the Lessor may, by written notice to the Lessee, within thirty days after such casualty, terminate the within lease and the term thereof. The Lessor shall indemnify and hold harmless the Lessee, its officers and employees, against any liability for damage to the premises of the Lessor caused by fire or any other caused covered by the standard fire insurance with extended coverage policy used in the State of Kansas whether or not such damage is caused by the negligence of the Lessee or any of its officers or employees.

    17. DIRECTORY: A directory will be maintained in the lobby of the building by the Lessor, with the names and suite numbers of the Lessees in the building properly numbered and lettered, but if changed or added to, Lessee will pay for cost of same. Door signs shall be ordered by the Lessor and paid for by the Lessor and installed in locations specified by Lessor. The Lessee will not attach to the doors or hallways any signs or logos other than the standard building type that will be furnished by the Lessor.

    18. UTILITIES & SERVICES: Lessor recognizes that Lessee may from time to time be required to use premises after normal business hours during evenings, Saturdays, Sundays and Holidays and Lessor will, without charge, furnish Lessee electricity at those additional times, unless Lessee's hours of use are consistently in excess of the normal business hours of 7 AM to 6 PM, Monday thru Friday, 8 AM to 1 PM, Saturday. In such event, Lessor shall bill Lessee and Lessee shall be responsible and pay for the extra electricity used by it.

       Lessee is further advised that during the air conditioning season the normal business hours for air conditioning of the premises are from 7 AM to 6 PM, Monday thru Friday, 8 AM to 1 PM, Saturday, and Lessee is further advised that special arrangements may be made for normal air conditioning at other hours, upon payment of Lessor's actual costs of providing such service.

       Lessee is further advised that during the heating season the normal business hours for heating of the premises are from 7 AM to 6 PM, Monday thru Friday, 8 AM to 1 PM, Saturday, and that the premises receive reduced heating during other hours. Lessee is further advised that special arrangements may be made for normal heating at other hours, upon payment of Lessor's actual cost of providing such service. Lessee acknowledges that Lessor may be required to adjust temperatures in the building to conform to regulations established by outside authorities and such conformance by Lessor shall take precedence over the terms of this Lease.

       Lessor agrees to furnish and install fluorescent tubes or incandescent bulbs for the electrical fixtures installed by Lessor in the leased premises, but not for special fixtures, lamps, and the like installed or caused to be installed by Lessee. Lessor agrees to furnish self-operated passenger elevator service, and standard janitor cleaning service for the premises. Lessee agrees that Lessor shall not be held liable for failure to supply such heating, air conditioning or elevator service or any of them, it being understood that Lessor reserves the right to temporarily discontinue such services, or any of them, at such times as may be necessary by reason of accident, repairs, alterations or improvements. No person or persons other than the Lessor's janitor and his assistants will be permitted to enter the building for such purpose without the written consent of Lessor being first had and obtained except in cases of emergency. No freight, furniture or bulky matter of any description shall be received in the building or carried up or down in the elevators except during such hours as the Lessor may prescribe.

     18. KEYS & INSPECTIONS: Lessee will be supplied initially, free of charge, with access cards for each door entering the building in a quantity as requested by Lessee prior to the Lease commencement as provided herein. After Lease commencement, any request for additional or replacement cards will be at Lessee's sole cost and expense. Lessee will be supplied, free of charge, with two keys for each corridor door entering the leased premises. All such keys shall remain the property of Lessor. No additional locks shall be allowed on any door of the leased premises. Lessor and Lessor's designees shall have the right at all times to enter the leased premises, by pass key or otherwise, to examine same, or to make such repairs, decoration, additions or alterations as necessary may be necessary for the safety, betterment, improvement, and/or preservation thereof, or of the building, without in any manner affecting the obligations of Lessee hereunder, or to show the leased premises for rental purposes. Lessee and its employees shall have access to the Lease Premises on a 24-hour, 365-days per year basis.

     19. QUIET POSSESSION AND SUBORDINATION: Lessor covenants and agrees with Lessee that upon Lessee's paying the Rent and Additional Rent and observing and performing all of the terms, covenants and conditions on Lessee's part to be observed and performed, Lessee shall peaceably and quietly enjoy the Premises throughout the Term of this Lease without hindrance or molestation by anyone claiming through or under Lessor, subject, however, to the terms and conditions of this Lease and any ground or underlying leases and mortgages or deeds of trust on the Land or Building. This Lease is subject and subordinate to all present or future ground or underlying leases of the Land or Building and to the lien of any mortgages or deeds of trust now or hereafter in force against the Land and Building or either and to all renewals, extensions, modifications, consolidations and replacements thereof and to all advances made or hereafter to be made upon the security thereof. Such subordination shall be self-executing without further act on the part of Lessor or Lessee; provided, however, that Lessee shall at any time hereafter, on the demand of Lessor or lienholder, execute any instruments, releases or other documents that may be required by any lienholder for the purpose of confirming the subordination of this Lease to the lien of such lienholder. Lessee hereby irrevocably authorizes Lessor to execute and deliver in the name of Lessee any such instruments or instruments if Lessee fails to do so. In the event that any mortgagee through foreclosure of any mortgage or deed of trust to which this Lease is unsubordinated (or by deed in lieu thereof), or any ground or underlying Lessor through termination of any ground or underlying lease, or any purchaser at a foreclosure sale becomes the owner of the premises, Lessee will attorn to and recognize such entities becoming such owner for all purposes in place of the Lessor named in this Lease; provided that there shall be no credit given by such entity to Lessee for any Rent or Additional Rent which has been prepaid to Lessor named herein.

    21. HOLDING OVER: If Lessee retains possession of the Premises or any part thereof after the termination of the Term or any extension thereof by lapse of time or otherwise, Lessee shall pay Lessor rent at a rate equal to one hundred fifty percent (150%) of the rate payable for the month immediately preceding the commencement of said holding over (including any Additional Rent) computed on a per month basis for each month or part thereof (without reduction for any such partial month) that Lessee remains in possession; and in addition thereto, Lessee shall pay Lessor all damages, consequential as well as direct, sustained by reason of Lessee's retention of possession. Except as otherwise provided in this Section, such retention of possession shall constitute a month-to-month lease. Alternately, at the election of Lessor expressed in a notice to Lessee and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year at an annual rental equal to one hundred and fifty percent (150%) of the rental paid in the year preceding. The provisions of this Section shall not exclude Lessor's right of reentry or any other right hereunder. If Lessor has not elected to renew this Lease for one (1) year, nothing herein contained shall preclude Lessor from terminating such retention of possession by service of a thirty (30) day notice as provided by law. The acceptance by Lessor of any payment of Rent subsequent to the commencement of such retention of possession by Lessee shall not be deemed to constitute a waiver by Lessor of any of the provisions of this Section.

     21. INDEMNIFICATION OF LESSOR: Lessee agrees to indemnify and save harmless Lessor against and from, and to require any sublessee to indemnify and save harmless Lessor against and from, any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management of or from any work or thing whatsoever done by the Lessee or any sublessee in or about the Building, the Land or the sidewalks in front of the Building, or arising from any act or negligence of Lessee or any sublessee, or any of their agents, contractors, servants, invitees, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in or in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee hereby covenants, and shall require any sublessee likewise to covenant, upon notice from Lessor to resist or defend at Lessee's or such sublessee's expenses such action or proceeding by counsel reasonably satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes and agrees to require any sublessee to assume all risk of damage to property in or upon the Premises from any source and to whomever belonging, and Lessee hereby waives and agrees to require any sublessee to waive all claims in respect thereof against Lessor and agrees to defend and save Lessor harmless from and against, and require any sublessee likewise to agree to defend and save Lessor harmless from and against, any such claims by others.

       There is excluded from the foregoing indemnification and assumption any claims arising from the active negligence of Lessor, structural or latent defects in the Building or its equipment and the willful failure of Lessor to perform its obligations hereunder.

       22. SURRENDER OF POSSESSION: Upon the expiration of the term or any extension thereof, or upon the termination of Lessee's right of possession whether by lapse of time or at the option of Lessor as herein provided, Lessee shall forthwith surrender the Premises to Lessor in good order, repair and condition, ordinary wear and tear excepted. Any interest of Lessee in the alterations, improvements and additions to the Premises (including without limitation all carpeting and floor covering) made or paid for by Lessor or Lessee shall become Lessor's property at the termination of this Lease by lapse of time or otherwise, and such alterations, improvements and additions shall be relinquished to Lessor in good condition, ordinary wear and tear excepted. At the termination of the term or of Lessee's right of possession, Lessee agrees to remove the following items of Lessee's property: office furniture, trade fixtures, office equipment and other items of Lessee's property on the Premises. Lessee shall pay to Lessor upon demand the cost of repairing any damage to the Premises and to the Building caused by any such removal. If Lessee shall fail or refuse to remove any such property from the Premises, Lessee shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Lessor without any cost (by set-off, credit, allowance or otherwise), and Lessor may at its option accept the title to such property or at Lessee's expense may (a) remove the same or any part in any manner that Lessor may choose, repairing any damage to the Premises caused by such removal, and (b) store, at Lessee's expense of the same without incurring liability to Lessee or any other person. As it relates to rooftop or ground mounted transceiving equipment, Lessee shall remove said equipment within forty-five (45) days after Lessee's receipt of written notice from Lessor, and weather conditions permitting. If Lessee fails to remove said equipment, Lessor shall remove said equipment and restore the affected area as provided herein. Upon the expiration of the then current term of the Lease, the Lessor shall have the right to remove any of Lessee's equipment remaining in the Leased Premises only if Lessor (a) utilizes specially trained personnel to do so, and (b) gives concurrent notice to Lessee. Any cost incurred by Lessor to remove Lessee's equipment shall be at Lessee's expense.

     23. DEFAULT AND REMEDIES.

         23.1 EVENTS: The occurrence of any of the following shall, at the option of Lessor, constitute a material default and breach of this Lease by
Lessee: (i) Any failure by Lessee to pay the rental or to make any other payment required to be made by Lessee hereunder and nonpayment continues more than five
(5) days after written notice from Lessor; (ii) The abandonment or vacation of the Premises by Lessee; (iii) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof by Lessor to Lessee provided however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty (30) day period commence such cure and thereafter diligently prosecute the same to completion; (iv) The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or of a petition for reorganization or agreement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days or the attachment, execution or other judicial seizure of Lessee's interest in this Lease, where such seizure is not discharged within (30) days.

         23.2 RIGHT OF RECOVERY: In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to terminate this Lease then Lessor may recover from Lessee: (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination plus; (ii) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom, and; (iii) at the Lessor's election such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Kansas law. The term "rent" as used herein, shall be deemed to be and to mean the minimum annual rental and all other sums required to be paid by Lessee pursuant to the terms of this Lease. As used in subparagraph (i) above, the "worth at the time of award" is computed by allowing interest at the rate of ten (10%) percent per annum.

         23.3 RIGHT TO RE-ENTER: In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

         23.4 RIGHTS OF LESSOR: In the event of the vacation or abandonment of the Premises by Lessee or in the event that Lessor shall elect to re-enter as provided in Paragraph 23.3 above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Lessor does not elect to terminate this Lease, as provided in Paragraph 23.2 above, the Lessor may from time to time, without terminating this Lease, either recover all rentals as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable with the right to make necessary and repairs to the Premises.

         In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied; first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied by the payment of rent hereunder, be less than the rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

      24. SEVERABILITY: In the event any provision of this Lease be officially found to be contrary to law, or void as against public policy or otherwise, such provisions shall be either modified to conform to the law or considered severable with the remaining provisions hereof continuing in full force and effect.

      25. EXPENSES OF ENFORCEMENT: Lessee shall pay upon demand all of Lessor's costs, charges and expenses, including the reasonable fees of counsel, agents and others retained by Lessor, incurred in enforcing Lessee's obligations hereunder or incurred by Lessor in any litigation, arbitration, negotiation or transaction in which Lessee causes Lessor to become involved or concerned as a result of the relationship created hereby.

       26. EMINENT DOMAIN: If the whole or a substantial part of the premises hereby leased shall be taken by any public or quasi-public authority under the power of eminent domain so that such taking would render the use of the remainder unsuitable for Lessee's purposes, then the terms of this lease shall cease on the part so taken from the date the possession of that part shall be required for any public purpose and the rent shall be paid up to that day, and from that day and for thirty (30) days thereafter the Lessee shall have the right either to cancel this Lease and declare same null and void or to continue in the possession of the remainder of the same under the terms herein provided, except that the rent shall be reduced in proportion to the amount of the premises taken. All damages awarded for such taking shall belong to and be the property of the Lessor whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises herein leased; provided, however, that the Lessor shall not be entitled to any portion of the award made to the Lessee for the loss of business, depreciation to and cost of removal of office furniture.

       27. BANKRUPTCY: Neither this Lease, nor any interest therein nor any estate hereby created shall pass to any trustee or receiver in Bankruptcy, or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this Lease or any renewal or extension thereof.

       28. ACCESS TO PREMISES: The Lessor shall have the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same and/or for the purpose of maintenance and repair of any pipes and/or conduits and/or ducts whether same are used in the supply of services to the Lessee or to the other occupants of the building or adjacent buildings and at all reasonable hours in connection with (a) construction of additional floors on its building, or (b) carrying on any work, repairs, alteration or improvements in and about the building.

       Lessee is advised that Lessor reserves the right to make such rules regarding securing the building as may in the opinion of Lessor dictate as necessary from time to time including, but not limited to, the locking of the exterior doors of the building at times earlier or later than present rules enforced, wherein the exterior doors are unlocked from 7 AM to 6 PM, Monday thru Friday, and the exterior doors are locked on Saturday, Sunday, Holidays and times other than the above stated.

       In the event that Lessor should elect to lock the doors at an earlier hours, it is to be the responsibility of the Lessee to arrange to meet any expected invitees during the hours when the doors are locked and to admit such invitees to the building. Lessee shall be responsible to secure the exterior doors immediately after admitting such invitees.

       Lessee agrees that it will not permit the entrance into the building during any secured times of any other individual(s) other than invitees to its own suite or the building.

       Lessee's key to its suite will admit Lessee to the exterior door of the building and in the event that Lessee shall enter the building at other than regular business hours (7 AM through 6 PM, Monday through Friday, or such other times as Lessor shall select in its sole opinion as regular business hours) then Lessee shall assume all responsibility for securing the building after entering or departing the building.

     29. RIGHT TO MORTGAGE: The Lessor reserves the right to subordinate this Lease at all times to the lien of any mortgage(s) or deed(s) of trust now or hereafter placed upon the Lessor's interest in the said Premises, Building and Land. Lessee agrees to execute and deliver within ten (10) days after demand such further instrument or instruments, including an instrument subordinating this Lease to the lien of any such mortgage or deed of trust as shall be desired by the Lessor and/or any mortgagees or proposed mortgagees, and hereby irrevocably appoints the Lessor the Attorney-in-fact of the Lessee to execute and deliver any such instrument or instruments for and in the name of the Lessee, if Lessee fails to execute said instrument within the above described time period. The Lessee shall have the right to assign this lease to a lender as collateral security for a loan or other credit facility.

    30. WAIVER OF SUBROGATION: Lessor and Lessee each hereby waive all rights against the other in respect of any loss or damage for which (but only to the extent that) such party has been compensated under any policy of insurance carried by it or for its benefit. Lessor and Lessee each shall cause its insurance carriers to consent to such waiver and to waive all rights of subrogation against the other party.

    31. LESSOR'S LIABILITY: No partner of Lessor shall have any personal liability for the performance or nonperformance of Lessor's obligations made under this Lease, and such liability shall be strictly limited to the assets of the Lessor.

    32. FINANCIAL STATEMENTS/LEASE APPLICATION: Lessee acknowledges the Lessor is relying on information contained in the Commercial Lease Application and Financial Statement. Lessee authorizes the Lessor or his agent to investigate the information supplied by the Lessee and acknowledges that a full disclosure of pertinent facts be made to the Lessor, its agents, or employees. The persons signing this Lease on behalf of Lessee hereby personally represent and warrant to Lessor that the Financial Statements and information contained in the Lease Application delivered to Lessor prior to execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Lessee and Guarantors. Lessee further agrees to supply Lessor updated Financial Statements of Lessee and Guarantors each Lease Year and from time to time as requested by Lessor.

    33. TRANSFER OF LESSOR'S INTEREST: Lessee acknowledges that Lessor has the right to transfer its interest in the Land and Building and in this Lease, and Lessee agrees that in the event of any such transfer Lessor shall automatically be released from all obligations under this Lease (but any liabilities of Lessor which have accrued prior to such transfer shall not be released), and Lessee agrees to look solely to such transferee for the performance of Lessor's obligations hereunder. Lessee further acknowledges that Lessor may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Lessor from its obligations hereunder and that Lessee shall continue to look solely to Lessor for the performance of Lessor's obligations hereunder.

   34. CONDITIONS: Lessee agrees to the following rules and regulations of the
Lessor:
       Lessee:

       Will take good care of the premises at all times, keeping them clean and free from danger or damage by fire, open windows, open faucets or improper handling of apparatus or equipment of all kinds;

       Will use a backing for window screens or draperies approved by Lessor;

       Will conduct Lessee's business on the leased premises so as not to unreasonably interfere with any other Lessee in the building or introduce or operate anything which may increase insurance rates of the building; given the nature of Lessee's business, in the event that sound is transmitted through the walls or floor so as to disturb other tenants, Lessee agrees to install at its expense sound proofing sufficient to eliminate said disturbance;

        Will not permit animals or birds to be brought or kept in or about the building;

        Will not move into or through any part of the building any furniture, fixtures, apparatus or supplies or any articles of weight or bulk except in such manner and at such times as Lessor may approve;

       Will not overload the building floors or place thereon any weight exceeding one hundred (100) pounds per square foot;

       Will have all decorating, carpentry work or any labor required for the installation of Lessee's equipment, furnishing or other property, performed at its expense and only by the employees of Lessor or with the consent of Lessor by persons duly authorized by Lessor or; provided, however, special equipment, such as duplicating equipment, may be installed by persons other than Lessor's employees;

       Will not install any electrical lighting, heating, ventilating, or power equipment in the premises without first obtaining the written approval of Lessor;

       Will not allow anything to be placed outside windows or on ledges nor permit anything to be thrown by Lessee or others therefrom;

       Will not use the water closets, urinals and other water fixtures for any other purpose than that for which they were constructed;

       Will not mark, paint, drill into or in any way deface the windows, doors, walls, ceiling, partitions, floors or the wood, stone or aluminum work in the building and shall not put therein any spikes, hooks, screws or nails without Lessor's written consent, except for office pictures and wall hangings;

       Will abide by and perform all such reasonable rules and regulations as Lessor may now or hereafter make which are according to Lessor's judgment for the general good of the building and its Lessees.

       Lessee agrees to repair at its expense any damage to the leased premises over and above normal wear and tear, except such damage as is or could be covered by the broadest available form of fire insurance with extended coverage.

      35. PARKING: Lessor shall provide Lessee with ninety-two (92) car parking spaces for employees and guests of Lessee, in those parking areas adjacent to the office facility. Lessor, however, reserves the right to designate the Lessee's employee parking spaces. Lessee shall have the right to fence off an area to contain 12 parking spaces in the east parking lot as per Exhibit "F" attached hereto and made a part hereof. Said parking shall be part of the 92 other spaces mentioned herein.

     36. WAIVER: One or more waivers of any covenant or condition by the Lessor shall not be construed as a waiver of a further breach of the same covenant or condition, and the consent or approval by the Lessor to or of any act by the Lessee requiring the Lessor's consent or approval shall not be deemed to waive or render unnecessary the Lessor's consent or approval to any subsequent similar act by the Lessee.

       37. NOTICE: Whenever under this Lease a provision is made for any demand, notice or declaration of any kind, or whether it is deemed desirable or necessary by either party to give or serve any such notice, demand, or declaration to the other party, it shall be deemed sufficient notice and service thereof if such notice to the Lessee is in writing addressed

    To the Lessee in care of:                and to the Lessor in care of:

    Sinclair Communications, Inc.            Marley Associates
    2000 West 41st Street                    c/o Block & Company, Inc., Realtors
    Baltimore, Maryland 21211,               605 W. 47th Suite 100
    Attn:  General Counsel                   Kansas City, Missouri 64112

    with a copy to:                          with a copy to:

    John R. Wise                             Irwin E. Blond
    Thomas & Libowitz                        Lathrop & Gage
    100 Light Street, Suite 1100             2345 Grand Avenue
    Baltimore, Maryland 21202                Kansas City, Missouri 64108

and served by certified or registered mail, and postage prepaid. Notice needs to be only sent to one Lessee or Lessor when the Lessee or Lessor is more than one person. Either party may, by like notice at any time and from time to time, designate a different address to which notices shall be sent.

       38. REAL ESTATE COMMISSION: Lessor acknowledges that BLOCK & COMPANY, INC., REALTORS and M.C. Real Estate Services, Inc. negotiated this Lease and further agrees to pay to said Realtor, upon complete execution of this Lease, a leasing commission as set forth by separate agreement.

       39. ENTIRE AGREEMENT: This Lease, together with the Exhibits scheduled below, constitutes the entire agreement between the parties with respect to the subject matter hereof, and no representation or agreement, oral or otherwise not contained herein shall be binding upon the parties or otherwise have any force and effect. The following are Exhibits to this Lease and are incorporated herein by reference:

         Exhibit A - Legal Description
         Exhibit B - Floor Plan
         Exhibit C - General Description of Improvements
         Exhibit C-1 - Plans and Specifications of Improvements
         Exhibit D - Lease Estoppel Certificate - Sample
         Exhibit E - Memorandum of Lease
         Exhibit F - Fenced Parking Area/Satellite Dish Location
         Exhibit G - Form of Guaranty of Lease

       40. ESTOPPEL CERTIFICATE: Lessee agrees that from time to time, upon not less than ten (10) days prior request by Lessor, Lessee will deliver to Lessor a duly executed Lease Estoppel Certificate in the form attached hereto as Exhibit "D".

       41. RECORDING: Recording of this Lease may be done by either party by recording the Memorandum of Lease in the form attached hereto as Exhibit "E".

       42. CORPORATE TENANT: Lessee, in the event that it is a corporation, hereby covenant and warrants that: (a) it, or the entity that actually owns and operates the radio station, is duly incorporated (or duly qualified if foreign) and authorized to do business in the State of Kansas; (b) the persons executing this Lease on behalf of Lessee are officers of Lessee; (c) such officers were duly authorized by Lessee to sign and execute this Lease on its behalf; (d) this Lease is a valid and binding obligation of Lessee, enforceable in accordance with its terms; and (e) the execution and performance of this Lease by Lessee does not conflict or result in a breach of

Lessee's certificate or articles of incorporation, Lessee's by-laws or any other agreement which affects the property or assets of Lessee.

       43. MODIFICATION OF LEASE: If a lender requires as a condition to its lending funds, the repayment of which is to be secured by a mortgage or deed of trust on the Land and Building or either, that certain modifications be made to this Lease, which modifications will not require Lessee to pay any additional rentals or otherwise materially change the rights or obligations of Lessee hereunder, Lessee shall, upon Lessor's request, execute appropriate instruments affecting such modifications.

       44. LICENSURE - DISCLOSURE: Lessee acknowledges that Lessee has been informed that person(s) associated with Block & Company, Inc., Realtors may have or may acquire an ownership interest in the property of which the Premises are contained, that some members of the Marley Associates partnership, (Lessor), are licensed to sell real estate in either the State of Kansas, Missouri or other states and Lessee acknowledges that such ownership interest shall not affect the terms, conditions or validity of this Lease.

       45. DISCLOSURE PROVISIONS:

         45.1 KANSAS REAL ESTATE COMMISSION DISCLOSURE: Pursuant to the Kansas Real Estate Commission's Rules and Regulations, K.S.A. Sec. 58-3062
(14) (Senate Bill No. 45), The Lessee/Lessor is hereby notified as follows:

         (a) Block & Company, Inc., Realtors and its agents are acting and have acted as agent of the Lessor with a duty to represent the Lessor's interest.

         (b) Block & Company, Inc., Realtors and its agents are not and have not been the agent of the Lessee.

         (c) Information given to Block & Company, Inc., Realtors and its agents has been or will be disclosed to the Lessor.

         Lessee acknowledges that the above disclosure notice was given orally or in writing at the time Block & Company, Inc., Realtors agreed to assist the Lessee in the location or inspection of property.

     46. LEASE CANCELLATION: Lessor hereby grants to Lessee, provided Lessee is not in material default of any of the material terms and conditions of this Lease, to terminate the lease at the end of the fifth, tenth, and fifteenth lease years provided Lessee notifies Lessor in writing at least 270 days prior to the end of the fifth, tenth, or fifteenth lease years as mentioned herein.

    47. OPTION TO RENEW: In the event that this Lease shall be in full force and effect and Lessee shall be in full and complete possession of the premises, and shall not be in default, then in this event only, Lessee is hereby granted the sole and exclusive right to extend this Lease for two additional terms of five year(s) each. Each renewal option is subject to Lessee providing Lessor with prior written notification at least 180 days prior to the commencement of the respective renewal option term. The rental rate to be applied during each renewal term shall be equal to the then current market rate being charged for similar office buildings within the north Johnson County office market. Lessor hereby grants to Lessee a decorating allowance equal to $2 per useable square foot to be paid to Lessee upon the exercising of the first renewal term only.

   48. RIGHT OF FIRST REFUSAL: Lessor grants to Lessee the sole and exclusive right of first refusal to lease additional space on the fourth or fifth floors within the Mission Corporate Centre. In the event that space becomes available on the fourth or fifth floors at any time during the lease term or extension thereof, Lessee shall have the sole and exclusive right of first refusal to lease such space on the same terms and conditions as provided to Lessor by said third party. Lessor shall give prompt written notice to Lessee of the availability of such additional space, and Lessee shall have ten business days after its receipt of such written Notice from Lessor to advise Lessor of its desire to lease all of such additional space under the terms and conditions as contained in the Agreement. In the event Lessee elects not to lease the additional space under the terms and conditions as provided in the Agreement or fails to notify Lessor in the time frame mentioned above, Lessor shall have the right to enter into a Lease Agreement with a third party.

    49. BUILDING SIGNAGE: Lessor hereby grants to Lessee permission to install two 4'x12' exterior signs on the building in the size, type, location, and quality that is mutually agreed in advance between Lessor and Lessee.

    50. ROOF: Lessor grants to Lessee the right to use the entire roof area of the building to install satellite dishes, microwave or other antennae, or any other apparatus that may be necessary to conduct its business within the building. Said right however is granted subject to a mutual agreement between Lessor and Lessee as to the location, size, (to be within building structural limitations) of transceiving apparatus to be installed by Lessee, the Lessor not to unreasonably withhold such agreement. Notwithstanding the above, Lessee shall be limited to no more than 50% of the useable rooftop surface to install the apparatus stated above. Lessee shall be required to obtain the necessary permits and/or approvals from the local governing bodies prior to the installation as provided herein.

   51. GENERATOR: Lessor grants to Lessee permission at its sole cost and expense, to install an emergency generator, fuel supply, and UPS system large enough to power its operation within the building. Said permission is granted subject to prior written consent from Lessor, which consent shall not be unreasonably withheld or delayed.

   52. INTERFERENCE: Lessor agrees to use its best efforts to monitor, and regulate all electronic equipment installed within the building so as not to interfere with Lessee's use of the demised premises as a radio/television studio.

   53. SUPPLEMENTAL AIR CONDITIONING: Lessor hereby grants to Lessee permission to install at its sole cost and expense a separate HVAC system to service the studio and equipment rooms within the demised premises. Any cost associated with said separate HVAC system shall be at the sole cost and expense of Lessee. Said permission is granted subject to prior written consent from Lessor, which consent shall not be unreasonably withheld or delayed.

  54. ADDITIONAL SATELLITE DISHES: Lessor grants Lessee permission to install two additional satellite dishes on the land surrounding the building as shown on Exhibit "F" attached hereto. Said permission is conditioned upon Lessee receiving prior written approval from applicable governing agencies. Plans and specifications for such installation including any screening required by Lessor or governing agencies shall be submitted to Lessor by Lessee for approval. Said Lessor approval shall not be unreasonably withheld or delayed. In the event thereafter the satellite installation location as provided above and on Exhibit "F" attached hereto is such that Lessee cannot receive or transmit, and cannot take reasonable actions to allow proper transmissions, then, in this event only, Lessee shall have the right, subject to prior written consent from the Lessor, which consent shall not be unreasonably withheld, or delayed, to relocate said satellite location to a mutually agreed upon location within the legal property lines of the building.

   55. ARCHITECTURAL FEES: Lessor hereby agrees to reimburse Lessee for any architectural fees incurred by Lessee up to a maximum cost of $7,500.00. Said reimbursement fee shall be paid to Lessee upon occupancy.

       The Parties Hereto affix their signature effective as of this ___ day of _________, 19_____.

PLEASE READ THIS LEASE CAREFULLY. BLOCK & COMPANY, INC., REALTORS, ITS AGENTS OR EMPLOYEES, ARE NOT AUTHORIZED TO GIVE LEGAL, TAX OR ACCOUNTING ADVICE. IF YOU DESIRE SUCH ADVICE, CONSULT YOUR ATTORNEY AND/OR ACCOUNTANT BEFORE SIGNING.

LESSOR:                                     LESSEE:

MARLEY ASSOCIATES, a Missouri               KCFX-FM, INC.,
General Partnership                         an Iowa Corporation



By:                                         By:
     ------------------------------             ------------------------------

    Kenneth G. Block,
    Managing Partner


Date:                Time:                  Date:               Time:
       ------------        --------               ---------           --------

Witness:                                    Attest:
        ---------------------------                ---------------------------


(If Lessor or Lessee shall be a Corporation the Corporate Seal must be affixed and authorized officers must sign on behalf of the Corporation. The Lease must be executed by the President or a Vice President and the Secretary or Assistant unless the By Laws or a resolution of the Board of Directors shall otherwise provide, in which event the By Laws or a certified copy of the Resolution as the case may be, must be furnished.)

Sinclair Communications, Inc., a Maryland Corporation hereby acknowledges the terms and conditions of the foregoing Lease Agreement dated November , 1997, particularly as to the provisions of Section 6 of the Lease Agreement and Exhibit "G" ("Form of Guaranty of Lease"), and consents to and accepts such provisions at such time as the Lessee exercises its right to sublet or to assign as provided in Section 6 of the Lease Agreement.

SINCLAIR COMMUNICATIONS, INC.
A Maryland Corporation


By
    --------------------------------------------

Date:                            Time:
      --------------------------       ---------
Attest:
        ----------------------------------------
         Secretary


Signature page for the Lease by and between Marley Associates, Lessor and KCFX-FM, Inc., Lessee for property located at 5800 Foxridge Drive, Mission, Kansas dated November, 1997.

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION
                               THE MARLEY BUILDING
                               5800 FOXRIDGE DRIVE
                             SHAWNEE MISSION, KANSAS



                  TRACT I:
                  An undivided 5/6 interest in and to the following described property, to-wit:

                  All that part of the Northwest 1/4 of Section 8, Township 12, Range 25, In the City of Mission, Johnson County, Kansas. More particularly described as follows: Beginning at a point 65 feet East of the West line of the Northwest 1/4 of said
                  Section 8 and 30 feet North of the South line of the Northwest 1/4 of said Section 8, said point being on the East right of way line of U.S. Highway Number 69 and on the North right of way line of Johnson Drive, thence East 300 feet parallel to the South line of the Northwest 1/4 of said section 8 being on the North right of way line of Johnson Drive, thence North at right angles to the last described course for a distance of 575 feet to the South right of way line of 58th Street, thence West at right angles to the last described course and on the South right of way line of said 58th Street 203.15 feet; thence Southwesterly on a 100 foot radius curve to the left with the last described course as a tangent for a distance of
                  157.6 feet to a point 66.3 feet East of the West line of the Northwest 1/4 of said Section 8 and 504.42 feet North of the South line of the Northwest 1/4 of said Section 8, said point being on the East right of way line of U.S. Highway Number 69, thence South on said East right of way line 474.42 feet to the point of beginning.

                  TRACT II:

                  All that part of the NW 1/4 of Section 8, Township 12, Range 25, now in the City of Mission, Johnson County, Kansas, more particularly described as follows: Beginning at the Southwest corner of the NW 1/4 of said Section 8; thence East, along the South line of the NW 1/4 of said Section 8, a distance of 365 feet; thence North, along a line perpendicular to the South line of the NW 1/4 of said Section 8, a distance of 330 feet, to the true point of beginning of subject tract; thence East, along a line perpendicular to the last described course, a distance of 225 feet, to a point on the centerline of Broadmoor Street as now established; thence North, along a line perpendicular to the last described course, said line also being the centerline of said Broadmoor, a distance of 70 feet; thence West, along a line perpendicular to the last described course, a distance of 225 feet, thence South, along a line perpendicular to the last described course, a distance of 70 feet, to the true point of beginning of subject tract, except that part thereof lying within the right of way of Broadmoor Street and being the East 25 feet thereof.

                  [Survey Map]

                                   EXHIBIT "B"


              [Maps of Mission Corporate Centre Typical Floor Plan]

                          [Map of Penthouse Floor Plan]

                                   EXHIBIT "C"

                       GENERAL DESCRIPTION OF IMPROVEMENTS

       It is hereby agreed that the Lessor shall provide at no cost to Lessee, the tenant improvements as noted below and per attached plans and cost bids labeled as Exhibit C1. In no event, however, shall said cost to Landlord exceed the sum of $328,224.00.

       Lessee agrees to pay any additional expense incurred in connection with improving the demised premises other than those improvements as noted below and on Exhibit C1. Please note the following:

1.       Building standard 2x4 tegular ceiling system as per Exhibit C1.
2.       Building standard 2x4 paracube lights per Exhibit C1.
3.       Building standard fire sprinkler system, modified as required.
4.       Building standard mini blinds on all exterior windows.
5.       Building standard signage at entry door.
6.       Building standard partitions as shown per Exhibit C1.
7.       Building standard doors and hardware as shown per Exhibit C1.
8. Building standard fire speakers/detectors, extinguishers, and exit lights as required by Code.
9. Building standard carpet and VCT, with rubber base throughout the demised premises.
10.      Building standard electrical devices.
11.      Sinks and countertops as shown on Exhibit C1.
12. Building standard upper and lower cabinets, reception area desk, work tops, as shown on Exhibit C1.
13. All clean up, supervision and permit fees required to build standard tenant improvements.

                                  EXHIBIT "C-1"

                    PLANS AND SPECIFICATIONS OF IMPROVEMENTS

                                   EXHIBIT "D"

                        SAMPLE LEASE ESTOPPEL CERTIFICATE


LEASE DATE:

LANDLORD: MARLEY ASSOCIATES, a Missouri General Partnership

TENANT:

PREMISES: 5800 Foxridge Drive, Mission, Kansas

AREA:                      net rentable square feet
        ------------------

MORTGAGEE:

       The undersigned Lessee of the above Lease hereby certifies to Mortgagee and to Lessor as follows:

  1. That the Term of the Lease commenced on _______ __, 19 , and the Tenant is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Lessor and having been accepted by Lessee.

  2. That the Lease calls for monthly Base Rent installments of $             .
                                                                --------------

  3. That no advance rental or other payment has been made in connection with the Lease except rental for the current month, and the Rent has been
paid to and including                                     .
                     -----------------------------------

  4. That a Security Deposit in the amount of $______ is being held by Lessor, which amount is not subject to any set-off or reduction or to any increase for interest or other credit due Lessee.

  5. That all obligations and conditions under said Lease to be performed to date by Lessor or Lessee have been satisfied, free of defenses and set-offs including all construction work in the demised Premises.

  6. That the Lease is a valid Lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Lessor to the knowledge of Lessee, or Lessee in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease (check one as appropriate)

     ( ) has not been amended, modified, supplemented, extended, renewed or assigned.

     ( ) has been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  7.  That the Lease provides for a primary Term of ____ months, the Term of the
Lease expires on                and:  (Check one as appropriate)
                ---------------

( ) neither the Lease nor any of the documents listed in Paragraph 6 above (if any) contain an option for any Additional Term or Terms.

     ( ) the Lease and/or the documents listed under Paragraph 6 above contain and option for ______

     ( ) Additional Terms of ________( ) years at a Rent to be determined as follows:

         --------------------------------------------------------------------
         --------------------------------------------------------------------
         --------------------------------------------------------------------
         --------------------------------------------------------------------

   8. That there are no actions, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or of any state thereof.

  9. That this Certificate is made knowing that Mortgagee and Lessor are relying upon the representations made herein.




                                         ---------------------------------------

                                         BY:
                                             -----------------------------------

                                         TITLE:
                                               ---------------------------------

                                         DATE:
                                               ---------------------------------


(SEAL)

ATTEST:


BY:
  ---------------------------------------

Title:
     ------------------------------------

                                   EXHIBIT "E"

                           MEMORANDUM OF OFFICE LEASE


              KNOW ALL MEN BY THESE PRESENTS that as of the _______ day of __________ , 1997, MARLEY ASSOCIATES, a Missouri General Partnership, (as "Lessor") and _________________________________________ (as "Lessee") did enter into a written office lease (hereinafter referred to as the "Lease") whereunder and by which said Lessor did lease, rent and demise unto said Lessee the following described property, to wit: ______________ net rentable square feet of the building located in the County of Johnson and State of Kansas, on real property more particularly described as:









all of which is in said Lease and is hereinafter referred to as the "Premises".

       TO HAVE AND TO HOLD the Premises unto Lessee upon its paying the rent and other charges therein provided for and observing and performing the covenants and conditions therein set forth for a term of ____ ( ) months, commencing
__________________ .

       This Memorandum of Office Lease is executed by the undersigned parties hereto with the intention that the same shall be filed for record in the Recorder's Office of the County of Johnson, Kansas, to give notice of the existence of Lessee's leasehold estate under said Lease in and to the demised Premises have described, but the execution of this Memorandum shall not change, alter or modify the provisions of said Lease or superseded the same.

       IN WITNESS WHEREOF, the undersigned parties have each caused this Memorandum of Lease to be executed and sealed as of the ____ day of ___________, 19__.

                                   MARLEY ASSOCIATES, a Missouri General
                                   Partnership

                                   BY:_______________________
                                      Kenneth G. Block, Managing Partner

WITNESS:
________________________________

                                     ________________________________
                                     Lessee

                                     BY:
                                       ______________________________

                                     Title:
                                       ______________________________
ATTEST:

_________________________
Secretary

                                   EXHIBIT "F"


              [Map of Fenced Parking Area/Satellite Dish Location]

                                   EXHIBIT "G"

                            FORM OF GUARANTY OF LEASE


       THIS GUARANTY is made as of the ____ day of ____ , 19 ______ by Sinclair Communications, Inc., a Maryland corporation, having an address at 2000 West 41st Street, Baltimore, Maryland 21211 (hereinafter referred to as "Guarantor") in favor of Marley Associates, a Missouri General Partnership, having an address at c/o Block & Company, Inc., Realtors, 605 West 47th Street, Suite 100, Kansas City, Missouri 64112 (hereinafter referred to as "Landlord").

       WHEREAS, Landlord and KCFX-FM, Inc., (Hereinafter referred to as "Tenant") have entered into that certain Lease Agreement dated
__________________ , 1997, for the Premises therein described and located at 5800 Foxridge Drive, Mission, Kansas (hereinafter referred to as the "Lease"); and

        WHEREAS, KCFX-FM, Inc., desires to assign the Lease to ______________ ("Assignee"); and

      WHEREAS, Landlord has reasonably refused to consent to the assignment of the Lease to Assignee; and

       WHEREAS, Paragraph 6 of the Lease makes certain provision regarding a guaranty to be executed by Guarantor; and

       WHEREAS, words not otherwise defined herein, whether or not capitalized herein, shall have the meanings given to them in the Lease.

       NOW, THEREFORE, WITNESSETH, in consideration of the agreement of Landlord to enter into the Lease with Tenant, Guarantor hereby covenants and agrees as follows:

                                    SECTION 1

                                    GUARANTY

       Guarantor hereby guarantees to Landlord the full, complete, and timely payment and performance by Assignee of all the terms, covenants, and conditions of Lessee under or pursuant to the Lease, including without limitation the payment of all Base Rental and additional rent and any other commitment to pay money whether or not designated in the Lease as rent (hereinafter collectively referred to as "Rent") when due. This guaranty does not include, and Guarantor expressly does not guaranty, any payment of performance by Assignee relative to any terms or conditions of the Lease which have been changed, altered, modified, or extended subsequent to the execution of the Lease and without the express written consent of Guarantor to said change, alteration, modification or extension.

                                    SECTION 2

                            OBLIGATIONS OF GUARANTOR

       If Assignee shall fail to comply with any term, covenant, or condition contained in the Lease, Guarantor hereby guarantees to Landlord that Guarantor shall then (1) pay (without first requiring the Landlord to proceed against Assignee, any other person, or any other security) to the Landlord any sums due and owing under the Lease, including without limitation interest, premiums, and charges on past due obligations of Assignee, and (2) cure any default in any term, covenant, or condition of the Lease. Guarantor further agrees to indemnify and hold harmless Landlord from any loss (including reasonable attorney's fees) resulting from any default made at any time by Assignee in any term, covenant, or condition of the Lease or by the Guarantor under the terms of this Guaranty.

                                    SECTION 3

                             OBLIGATIONS OF LANDLORD

       In the event that Assignee fails to observe and perform any provision of the Lease, Landlord shall give Guarantor written notice of said default by facsimile transmission or hand-delivery to Guarantor at the above address, care of General Counsel for Guarantor, and no amount shall be recoverable by Landlord against Guarantor pursuant to this Guaranty unless such notice shall be given to Guarantor and unless Guarantor shall be given twenty (20) days following receipt of such notice in which to cure the purported failure of Assignee.

                                    SECTION 4

                      CLAIMS BY GUARANTOR AGAINST ASSIGNEE

       Nothing hereunder contained shall operate as a release or discharge, in whole or in part, of any claim of Guarantor against Assignee, by subrogation or otherwise, by reason of any act done or any payment made by Guarantor pursuant to the provision of this Guaranty.

                                    SECTION 5

                                  SEVERABILITY

       In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

                                    SECTION 6

                                     GRAMMAR

       When used herein, the singular shall include the plural; the plural the singular; and the use of any gender shall be applicable to all genders.

       IN WITNESS WHEREOF, Guarantor has caused this instrument to be duly executed under seal and delivered as of the date first above written.

       GUARANTOR:


       ________________________________

       Attest/Witness: ________________

       (SEAL)
                                       30

                                ACKNOWLEDGEMENTS


STATE OF    _______________ )
                            ) SS
COUNTY OF   _______________ )

       On this ____ day of _________, 19 ____, before me appeared Kenneth G. Block to me personally known, who being by me duly sworn did say the he is Managing Partner of MARLEY ASSOCIATES, a Missouri General Partnership, and that said instrument was signed in behalf of said Partnership by the authority of its partners; and said Kenneth G. Block acknowledged said instrument to be the free act and deed of said Partnership.

       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed by official seal in the County and State aforesaid the day and year last above written.

                          ----------------------------
                                  Notary Public


My Commission expires: _________________


STATE OF   ________________)
                           )
COUNTY OF   _______________)

   On this _____ day of ________ , 19 ___ , before me appeared ________________, to me personally known, who being by me duly sworn did say that he is the ____________ of _____________ a ____________ corporation, and that the seal affixed to the foregoing is of its Board of Directors; and said
_________________ acknowledged said instrument to be the free act and deed of said corporation.

       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year last above written.

                              --------------------
                                  Notary Public
 My Commission Expires: ___________________

 STATE OF ________________)
                        SS)

 COUNTY OF ______________ )

       On this _____ day of ______________, 19____, before me, ______________ a
Notary Public in and for said State, appeared __________________ , known to me to be the person who executed the foregoing instrument, and acknowledged to me that ____ he __ executed the same for the purpose therein stated.

       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixes my official seal in the County and State aforesaid the day and year last above written.


                              ---------------------
                                  Notary Public
 My Commission Expires: ________________

I. KUDL/KCFX SHARED PROPERTY AGREEMENT

                  This Shared Property Agreement is made this ___ day of _______, 2000, by and between Entercom Kansas City, LLC, d/b/a KUDL-FM ("KUDL) and Susquehanna Radio Corp. d/b/a KCFX-FM ("KCFX").

                  WHEREAS, KUDL and KCFX intend to individually and severally negotiate and consummate individual agreements with Entercom Kansas City, LLC, a Delaware limited liability company ("Owner"), the owner of a radio antenna tower and transmitter building (the "Tower Facilities") situated at 39 degrees, 4 minute 23-1/2 seconds North Latitude and 94 degrees, 29 minutes and 6 seconds West Longitude in Kansas City, Missouri and

                  WHEREAS, the parties hereto desire to enter into an agreement to share the use of certain property (the "Shared Property"), in the operation of broadcasting facilities from the Tower Facilities and

                  WHEREAS, it is the desire of the parties hereto to enter into an agreement setting forth the rights, liabilities and responsibilities of each party with respect to the Shared Property;

                  NOW, THEREFORE, the parties, intending to be legally bound hereby and in consideration of the premises and the terms, provisions, and covenants herein contained, do hereby agree as follows:

II.      SECTION 1.        TERM

                  The term of this Agreement shall be for the same term as the Lease Agreement entered into between Owner and KCFX (the "Tower Lease"), including and extensions thereof unless previously terminated pursuant to
Section 3(a).

III.     SECTION 2.        SHARED PROPERTY.

                  a. The Shared Property shall consist of the property listed on Exhibit A, which is attached hereto and incorporated herein by reference, replacements thereof, and later jointly acquired additional property. The parties hereto acknowledge and agree that the Owner intends to replace or substantially modify the Tower Facilities. In connection with such replacement or modification, KUDL shall modify, move and/or remove any portion of the Shared Property in accordance with the terms of Section 15. Notwithstanding anything contained in this Agreement to the contrary, in the event that all or any portion of the Shared Property (the "Removed Property") is substantially modified or removed from the Tower in accordance with this Section 2(a) or
Section 15, the Shared Property shall no longer include the Removed Property and the Removed Property shall be disposed of in accordance with Section 3. Any cost incurred by KUDL in connection with its performance of the obligations specified in the preceding sentence shall be allocated evenly between the parties in accordance with Section 4 of this Agreement.

                  b. KCFX shall pay for all costs associated with replacing, adding to, modifying, or rigging any portion of the transmission system included in the Shared Property to the extent such action is necessary to allow diplexed operation.

IV.      SECTION 3. OWNERSHIP, TERMINATION AND DISTRIBUTION OF SHARED PROPERTY.

                  a. During the term hereof each party shall have an undivided fifty percent (50%) interest as tenants in common in and to the Shared Property. If either party ceases utilization of the Shared Property in conjunction with the Tower Facilities for a period in excess of twelve (12) months then this Shared Property Agreement shall terminate and ownership and full possession of the Shared Property shall immediately be vested in the party continuing to utilize the Shared Property at the Tower Facilities.

                  b. At the conclusion of the full term of this Agreement and any and all extensions thereof, the parties will negotiate a mutually satisfactory distribution of the Shared Property or, if the parties cannot agree, then the Shared Property shall be sold and the proceeds divided equally between the parties hereto.

                  c. In the event that the Removed Property is removed from the Tower in accordance with Section 2(a) or Section 15, the parties will negotiate a mutually satisfactory distribution of the Removed Property or, if the parties cannot agree, then the Removed Property shall be sold and the proceeds divided equally between the parties hereto.

V.       SECTION 4. SHARED PROPERTY - OPERATING COSTS

                  Except as otherwise provided herein, all costs and expenses associated with the Shared Property shall be shared equally between the parties hereto, including, without limitation, the following: (i) the expense of modifying, acquiring, operating, adding to, repairing, replacing or rigging the Shared Property, (ii) taxes and assessments, (iii) utility expenses, (iv) insurance costs, (iv) costs associated with claims for damages including defense costs and reasonable attorney's fees, and (v) any other costs whatsoever arising out of the acquisition or operation of the Shared Property during the term of this Agreement. The parties will mutually agree to all acquisition and operation costs or expenses. If parties cannot mutually agree on an operating issue, then this operational dispute shall be resolved in accordance with the procedures established in Sections 13 and 14 hereof.

VI.      SECTION 5. INDIVIDUAL PROPERTY

                  Each party shall individually be responsible for all costs and expenses associated with the acquisition and operation of its individually owned property including, without limitation, separately metered utility expenses.

VII.     SECTION. 6.  HOLD HARMLESS.

         a. Neither party nor its agents, servants, employees, or subcontractors (collectively, "Agents") shall be liable to the other party, or its agents, servants, employees, customers, or invites for any damage to person or property caused by its own or its Agents' acts, omissions, or neglect; provided that the foregoing provision shall not limit either party's liability for its gross negligence or willful misconduct.

         b. Neither party shall be liable to the other for acts or omissions of any third party including, without limitation, the Owner or any other tenant or user of the Tower Facilities.


VIII.    SECTION 7. INSURANCE

         a. Each party hereto shall during the term of this Agreement, at its expense, maintain a policy or policies of comprehensive general liability and worker's compensation insurance which shall name the other party as an additional named insured with the premiums thereon fully paid when due, issued by and binding upon a solvent insurance company acceptable to the other party with such insurance to afford minimum protection as follows: Bodily injury -- $5,000,000 individual - $10,000,000 for all injuries; Property damage -- $5,000,000; Contractual -- $5,000,000; and Worker's Compensation -- statutory limits.

         b. Each such policy shall contain a provision that it may not be cancelled without ten (10) days prior written notice to the other party. Each party shall furnish to the other a certificate of insurance evidencing the above-referenced coverage.

IX.      SECTION 8. PROPERTY INSURANCE

                  The parties shall maintain a policy or policies of property owner's insurance coverage for the full insurable value of the Shared Property, subject to a mutually agreeable deductible. The cost of such insurance shall be borne equally and any recovery for loss or damage to the property shall be shared equally.

X.       SECTION 9. COOPERATION

                  It is understood and agreed that the parties hereto, their agents, servants, and employees will work together in a spirit of cooperation and shall each at all times maintain and operate the Shared Property in a professional manner.

XI.      SECTION 10. EQUIPMENT FAILURE.

                  a. The parties hereto shall ordinarily simultaneously share the use of the main antenna. In the event that the main antenna or combiner or other equipment fails resulting in the main antenna temporarily not being usable by both parties hereto and if it remains usable by one party, then during such equipment failure the parties agree to alternate use of the main antenna and the auxiliary antenna. In such event KCFX shall have the right to use the main antenna during the months of August through January and KUDL shall have the right to use the main antenna during February through July. In the event that the main antenna is not usable by either party, than both parties shall share use of the auxiliary antenna.

                  b. Due to limitations of the existing patch bay equipment on the auxiliary antenna (the "Patch Bay"), only one station may stay continually attached to the auxiliary antenna through the Patch Bay. The station that is not attached to the Patch Bay will require manual connection prior to its use of the auxiliary antenna. KUDL shall have the right to establish and maintain its connection to the auxiliary antenna through the Patch Bay. KCFX will be required to manually connect its facilities to the auxiliary antenna prior to its use of the auxiliary antenna; provided, however, that KCFX may install, at its sole cost and expense, automatic switching equipment that will allow both stations to be connected to the auxiliary antenna through the Patch Bay.

XII.     SECTION 11.  BROADCASTING ACTIVITIES.

                  Neither party shall permit the operation of the Shared Property in such a manner as to "Interfere with Broadcasting Activities" which shall mean a condition which constitutes "interference" within the meaning of the provisions of the recommended practices of the Electronics Industry Association as well as the rules and regulations of the Federal Communications Commission ("FCC") then in effect 47 C.F.R. 73.317(a) through (c) , and 47 C.P.R. 73-316 (a) through (d). Each party agrees to indemnify and hold harmless the other from any and all damages, claims, loss, and liability due to "interference with the broadcasting activity" to the other party, or any other tenant, or any other person, firm, or corporation to the extent the foregoing interference is caused by the use of the Shared Property.

XIII.    SECTION 12.  COMPLIANCE.

                  Each party shall comply with any conditions which the FCC or any other governmental authority may impose with respect to the installation or operation of that party's antenna, transmission line, transmitter, or equipment.

XIV.     SECTION 13.  DISPUTES.

                  Operational disputes will be referred to an independent. impartial qualified consulting radio engineer ("Consulting Engineer") for final decision. In the event of a dispute with respect to any operational issue, including without limitation:

                           a. A dispute concerning the necessity to repair,
                  replace, or add to Shared Property;

                           b. A dispute concerning the costs and expenses
                  associated with repair or replacement of Shared Property;

                           c. A dispute concerning retention of consultants or
                  contractors;

                           d. A dispute concerning the nature or extent of
                  "interference with a broadcasting activity", or the method of correcting "interference with a broadcasting activity";

                  then within fourteen (14) days the parties shall mutually agree to the selection of the Consulting Engineer who shall decide the matter. Such Consulting Engineer's decision shall be final, binding, and legally enforceable, and his fees, costs, and expenses shall be shared equally. If a party hereto is guilty of interference with a broadcasting activity, then that party shall pay all fees, costs, and expenses of the Consulting Engineer. If the Consulting Engineer determines that repairs, replacements, or corrections are necessary, then the responsible party or, if appropriate, both parties shall commence correction within five (5) days after receipt of the Consulting Engineer's report or any required consent of the FCC, whichever last occurs. Interference will be eliminated as quickly as possible with due regard to the nature and extent of such interference. If the parties cannot, within fourteen
(14) days, agree upon a Consulting Engineer then the matter will be referred to expedited arbitration as provided in Section 14 hereof.

XV.      SECTION 14.  EXPEDITED ARBITRATION OF DISPUTES.

                  In the event the parties cannot agree to a qualified Consulting Engineer pursuant to Section 13 or in the event of any other non-operating dispute arising out of this Agreement which cannot be resolved by the parties within fourteen (14) days after the dispute arises, the parties hereby agree to refer the matter for final and binding resolution by an independent third party arbitrator. Either party may commence the arbitration process by writing the American Arbitration Association, and requesting a panel of no more than five (5) commercial arbitrators be provided. Within five (5) days after receipt of the panel, the parties shall agree on a member of the panel as arbitrator or, if no agreement is reached, then the parties will take turns striking names from the list until only one name remains which shall be the arbitrator. KUDL shall strike first. Unless the parties agree otherwise and except as modified herein, the rules and procedures for the arbitration shall be the Commercial Arbitration Rules of the American Arbitration Association. The arbitration hearing shall be held within thirty (30) days after selection of the arbitrator. The decision of the arbitrator shall be rendered within ten (10) days of the hearing, shall be final and binding on the parties, and judgment upon the award may be entered in any court having jurisdiction thereof. The costs, expanses, and fees of the arbitrator shall be shared equally. Each party shall bear the costs, expenses, and fees of its own agents, servants, employees, experts, consultants, and attorneys related to the arbitration.

XVI.     SECTION 15.  NEW TOWER AND ANTENNA.

                  Owner reserves the right to require KCFX and KUDL to remove the Shared Property as necessary to accommodate the Owner's installation of a master antenna and transmission line system ("Master Antenna System"). The specifications of the Master Antenna System are to be provided by Owner to KCFX and KUDL. KCFX and KUDL shall be responsible for any regulatory filings and fees associated with the migration of their stations to the Master Antenna System. KCFX and KUDL shall be responsible for any and all costs associated with hardware, engineering, construction, equipment relocation or installation fees and other expenses necessary to accomplish the combining of their stations into the Master Antenna System. Each station shall bear the costs associated with repairs and maintenance of its combining equipment. Owner shall conduct any repairs or maintenance to the equipment that is shared among the users of the Master Antenna System (the "Common Equipment") and neither KCFX nor KUDL shall undertake any such repair or maintenance without Owner's prior written consent. Costs for repairs and maintenance of the Common Equipment shall be shared among the users of the Master Antenna System on a pro rata basis (for example, by way of illustration, if there were five users of the Master Antenna System, each user would be responsible for one-fifth of the repair and maintenance costs). KCFX and KUDL shall bring to Owner's attention any condition of which they are aware that may cause damage to or improper operation of the Master Antenna System or any other component of the system operation. KCFX and KUDL agree to properly interface their transmitting equipment with any "fail-safe interlock" protection system associated with the Master Antenna System or other safety monitoring system designated by Owner. In the event any portion of the Master Antenna System requires maintenance or testing, KCFX and KUDL shall cooperate to the extent necessary to accomplish the maintenance and or testing.

XVII.    SECTION 16.  INTEREST AND ATTORNEY' FEES

                  All sums becoming due or payable to either party under this Agreement, including all money expanded by either party or on account of any default by the other party in the performance and observance of any agreements or covenants herein shall bear interest at the lower of (i) eighteen percent (18%) per annum or (ii) the highest rate permitted by applicable law from and after the date of the party's timely failure to pay the same. Upon any default by any party, the defaulting party shall be liable for the other party's reasonable attorneys' fees and expenses in connection with any matter or proceeding to enforce the provisions of this Agreement or to collect any payment due or otherwise.

XVIII.   SECTION 17.  CONDEMNATION

                  If, during the term of this Agreement, including any extension thereof, any part of the Shared Property is condemned or otherwise taken then the parties will cooperate in pursuing recovery of damages and the condemnation proceeds shall be shared equally.

XIX.     SECTION 18.  ASSIGNMENTS.

                  Neither party shall transfer, sell, assign, mortgage, or encumber the Shared Property or assign this Shared Property Agreement without the express written consent of the other party which will not be unreasonably withheld. This Agreement shall be binding upon the agents, servants, employees, successors, and assigns of each party. Notwithstanding the above, this Agreement and the assignor's interest in the Shared Property may be assigned without the other party's consent pursuant to a transaction involving the contemporaneous transfer of the FCC broadcast license of the assignor.

XX.      SECTION 19.  NOTICE.

                  Any notice, communication, request, reply or advice in this Agreement provided or permitted to be given, made or accepted by either party to the other must be in writing and shall effectively be given if sent via facsimile at the number designated below or if deposited in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or delivered in person to such party. Any notice sent via facsimile shall be effective the day upon which confirmation is received by the sender that the facsimile was received by the other party unless such day is not a business day or unless the facsimile was not sent prior to 5:00 p.m. Eastern Daylight Savings Time on a business day, in which case such facsimile shall be deemed received on the next business day. Any notice mailed shall be effective unless otherwise stated in this Agreement, from and after the expiration of five (5) days after it is deposited in a depository of the United States Postal Service (or, if such day is not a business day, the next business day). Notice given in any other manner shall be effective only if and when received by the other party to be notified. For purposes of notice, the addresses and facsimile numbers of the parties shall, until changed as hereinafter provided, be as follows:

          If to KUDL, to:                  Entercom Communications Corp.
                                           401 City Avenue, Suite 409
                                           Bala Cynwyd, Pennsylvania 19004
                                           Attn:  [                   ]
                                           ----
                                           Telecopy:         (610) 660-5620
                                           Telephone:        (610) 660-[____]

          with a copy                      Latham & Watkins
          (which shall                     1001 Pennsylvania Avenue, Suite 1300
           not constitute                  Washington, D.C. 20004-2505
           notice) to:                     Attn:  Joseph D. Sullivan, Esquire
                                           ----
                                           Telecopy:         (202) 637-2201
                                           Telephone:        (202) 637-2200


          If to KCFX, to:                  Susquehanna Radio Corp.
                                           140 East Market Street
                                           York, PA  17401
                                           Attn:  David E. Kennedy
                                           ----
                                           Telecopy:    [                     ]
                                                         ----------------------
                                           Telephone:  [                      ]
                                                        -----------------------


          with a copy
          (which shall
          not constitute
          notice) to:                      [                 ]

XXI.     SECTION 20.  PARTIAL INVALIDITY.

                  If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable as finally determined by a court of competent jurisdiction, the remainder of the Agreement shall not be affected thereby.

XXII.    SECTION 21.  ENTIRE AGREEMENT; RULE OF CONSTRUCITON.

                  This Agreement is the entire agreement between the parties hereto regarding the Shared Property and supersedes and replaces any previous or concurrent written or oral agreements, understandings, or communications with respect thereto. As of the date hereof, the owner of KUDL is the landlord under that certain Lease Agreement dated as of the date hereof (the "Lease Agreement") under which KCFX is granted certain non-exclusive rights with respect to the Tower Facilities. Notwithstanding anything contained in this Agreement to the contrary, so long as the owner of KUDL (or its affiliate) continues to be the landlord under the Lease Agreement, this Agreement shall be subject to the Lease Agreement in all respects and, in the event that there is a conflict between this Agreement and the Lease Agreement, the provisions of the Lease Agreement shall govern.

XXIII.   SECTION 22.  NON-WAIVER.

                  Failure of either party to insist on strict performance of any of the conditions, covenants, terms, or provisions of this Agreement shall not constitute a waiver of any rights such party shall have to enforce such rights at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

XXIV.    SECTION 23.  ALTERATIONS.

                  This Agreement may not be altered, charged, or amended except by an instrument in writing signed by both parties.

XXV.     SECTION 24.  APPLICABLE LAW.

                  This Agreement shall be construed and enforced according to the laws of the state of Missouri.

             [The Remainder of this Page is Intentionally Left Blank

                    Signatures Appear on the Following Page]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Shared Property Agreement as of the date first above written.



                                                  KCFX:



                                                  Susquehanna Radio Corp.



                                                  By________________________

                                                  Title_______________________



                                                  KUDL:

                                                  Entercom Kansas City, LLC



                                                  By_________________________

                                                  Title________________________



                                                  Owner is executing this
                                                  Agreement for the sole purpose
                                                  of agreeing to the provisions
                                                  of Section 15.

                                                  Entercom Kansas City, LLC

                                                     By________________________

                                                     Name______________________

                                                     Title_____________________

                                XXVI. EXHIBIT A

                        XXVII. SHARED EQUIPMENT LISTING

                               XXVIII. KUDL/KCFX

         A 1 Shively model 6814-6 6 Bay antenna custom engineered dual frequency operation at 98.1 MHz and 101.1 MHz with an elliptical polarization of 55% horizontal and 45% vertical. Antenna includes electrical do-icers.

         B 1 Shivelly model 2530-40-40-2 Two Station Branched combiner for 98.1 MHz and 101.1 MHz.

         C 1 lot Shively 4 1/16 inch rigid transmission line from combiner to the antenna system.

         D        1 Myat 7 port, 4 1/16 inch emergency patch panel with.
                  accessories.

         E 1 Myat 3 port, 3 1/8 inch emergency patch panel with accessories.

         F 1 ERI SHP-1BE Emergency antenna custom engineered for dual frequency operation at 98.1 MHz and 201.1 MHz.

         G 6 20' sections 3 1/B inch rigid transmission line with accessories.

         H I lot Cablewave MCC-312-50J- Wellflax transmission line from combiner to emergency standby antenna system.

         I        1 Dummy Load

         J Assorted interconnecting coaxial cable section as necessary to interconnect the combiner with the emergency patch system and the dummy load.

         Additional property may be added by agreement of the parties.

XXIX.